As filed with the Securities and Exchange Commission on March 14, 2014

Securities Act Registration No. 333-

Investment Company Registration No. 811-22950

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☑ Registration Statement under the Securities Act of 1933:

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

and/or

☑ Registration Statement under the Investment Company Act of 1940:

☐ Amendment No.

CBRE CLARION MLP

SELECT INCOME OPPORTUNITIES FUND

(Exact name of Registrant as Specified In Declaration of Trust)

201 King of Prussia Road, Suite 600

Radnor, Pennsylvania 19087

(Address of Principal Executive Offices)

(610) 995-2500

(Registrant’s Telephone Number, including Area Code)

William E. Zitelli, Initial Trustee

CBRE Clarion MLP Select Income Opportunities Fund

201 King of Prussia Road, Suite 600

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

Copies to:

Monica L. Parry

Bingham McCutchen LLP

2020 K Street NW

Washington, DC 20006-1806

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ☐

It is proposed that this filing will become effective (check appropriate box)

☑ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)

Common Shares $0.001 per share	50,000 shares	$20.00	$1,000,000	$128.80

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Transmitted prior to filing.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 14, 2014

PROSPECTUS

[—] Shares

CBRE Clarion MLP Select Income Opportunities Fund

Common Shares

$[—] per Share

CBRE Clarion MLP Select Income Opportunities Fund (the “Fund”) is a newly-organized, non-diversified, closed-end management investment company with no operating history. The Fund’s investment objective is to produce a high level of total return, through a combination of tax-deferred current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

The Fund seeks to achieve its objective by investing primarily in equity securities issued by energy master limited partnerships (“MLPs”). Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined below) in MLPs. The Fund considers investments in MLPs to include, without limitation, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs structured as LPs or LLCs that are taxed as corporations; MLP institutional units (“I-units”); general partner interests and corporations whose primary assets are interests in MLPs; and private investments in public equities (“PIPEs”) issued by MLPs. The Fund expects to focus its initial investments on midstream MLPs, specifically those engaged in the storage, pipeline transportation, gathering, processing, fractionations, and terminalling of crude oil, refined products, natural gas, or natural gas liquids. Midstream MLPs may also operate ancillary businesses including marketing of energy products and logistical services.

(continued on inside front cover)

No Prior History. Because the Fund is newly organized, its common shares of beneficial interest (the “Common Shares”) have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

It is anticipated that the Fund’s Common Shares will be approved for listing on the New York Stock Exchange (“NYSE”), subject to notice of issuance. The trading or “ticker” symbol is “[—].”

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. Before buying any Common Shares, you should read the discussion of the principal risks of investing in the Fund, which are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 12 and in “Principal Risks of the Fund” beginning on page 40.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public Offering Price	$
Sales Load(2)	$
Estimated offering expenses	$
Proceeds, after expenses, to the Fund(3)	$

(footnotes on inside front cover)

The underwriters expect to deliver the Common Shares to purchasers on or about [—].

[Underwriters]

The date of this prospectus is [—], 2014.

(footnotes from previous page)

(1)	The Fund has granted the underwriters an option to purchase up to [—]additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the public offering price, sales load and proceeds, after expenses, to the Fund will be $[—], $[—], and $[—], respectively. See “Underwriters.”
(2)	The Investment Adviser (and not the Fund) has agreed to pay from its own assets a structuring fee and syndication fee to [—] and a structuring fee to each of [—] and [—]. Because these fees are paid by the Investment Adviser, they are not reflected under sales load in the table above. The Investment Adviser intends to pay compensation to, and reimburse the reasonable and documented out-of-pocket expenses incurred by, certain registered personnel of [—] who participate in the marketing of the Common Shares. See “Underwriters—Additional Compensation to the Underwriters and their Affiliates and Other Relationships.”
(3)	The Investment Adviser has agreed to pay (i) all organizational expenses of the Fund and (ii) offering expenses (other than the sales load) that exceed $[—] per Common Share. The Fund will reimburse the Investment Adviser for the compensation and reasonable and documented out-of-pocket expenses incurred by certain registered personnel of [—] who participate in the marketing of the Common Shares, but only to the extent that such fees and reimbursements when added to all other Fund offering expenses (other than the sales load) do not exceed $[—] per Common Share. The Fund will pay offering expenses of the Fund (other than the sales load) up to $[—] per Common Share. Any offering expenses paid by the Fund will be deducted from the proceeds of the offering received by the Fund. After payment of such expenses, proceeds to the Fund will be $[—] per share. The aggregate offering expenses (other than the sales load) to be borne by the Fund are estimated to be $[—] (approximately $[—] per Common Share); therefore, offering expenses payable by the Investment Adviser are estimated to be $[—] ($[—] per Common Share). See “Fund Fees and Expenses.”

(continued from previous page)

The Fund may also invest in upstream MLP investments, including companies that are engaged in the exploration, recovery, development and production of crude oil, natural gas and natural gas liquids, and downstream MLP investments, including companies that are primarily engaged in the processing, treatment, and refining of natural gas liquids and crude oil. The MLPs in which the Fund invests may also engage in owning, managing and transporting alternative energy assets, including alternative fuels such as ethanol, hydrogen and biodiesel. The Fund may also invest in initial public offerings (“IPOs”). The Fund may invest in MLPs of any capitalization size.

“Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Portfolio Contents. The Fund may invest up to 20% of its Managed Assets in a variety of other investment instruments and strategies, including those described in this Prospectus. These include, for example, debt securities issued by MLPs and securities (other than I-units) that provide an indirect interest in MLPs, such as ETFs. The Fund may also invest in securities of corporations that operate in the energy sector or that hold energy assets, as well as securities and other instruments issued by income and royalty trusts.

MLPs formed as LPs or LLCs are generally treated as partnerships for U.S. federal income tax purposes. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. MLPs are generally publicly traded, are regulated by the Securities and Exchange Commission (“SEC”) and must make public filings like any publicly traded corporation.

Tax Matters. The income from equity securities of certain MLPs is treated as qualifying income for purposes of qualifying as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). However, a regulated investment company may not invest more than 25% of its assets in the equity securities of MLPs that are taxed as partnerships. Thus, the Fund does not expect that it will be eligible to elect to be treated as a regulated investment company because the Fund intends to invest more than 25% of its assets in the equity securities of MLPs that are taxed as partnerships. The Fund will be treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to federal and applicable state corporate income tax to the extent the Fund recognizes taxable income. The types of MLPs in which the Fund intends to invest historically have made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members, due to a variety of factors, including significant non-cash deductions such as depreciation and depletion. If the cash distributions exceed the taxable income reported in a particular tax year, the excess cash distributions would not be taxed as income to the Fund in that tax year but rather would be treated as a return of capital for federal income tax purposes to the extent of the Fund’s basis in its MLP units. Similarly, the Fund expects to distribute cash in excess of its earnings and profits (as computed for tax purposes) to its holders of Common Shares (“common shareholders”), which may be treated as a return of capital for tax purposes to the extent of the common shareholders’ bases in the Fund’s Common Shares. To the extent that distributions to a common shareholder is treated as a return of capital, such shareholder’s basis in the Common Shares will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares. However, there can be no assurance that these expectations will be realized. If these expectations are not realized, the Fund will have more corporate income tax expense than expected, which will result in less cash available to distribute to its common shareholders. Additionally, a greater portion of distributions to the Fund’s common shareholders would be treated as a taxable dividend, as opposed to a return of capital for tax purposes. See “Taxation.”

Leverage. As soon as practicable following the public offering of the Common Shares (subject to market conditions), the Fund intends to use leverage to seek to achieve its investment objective. The Fund’s use of leverage is subject to risks and will cause the Fund’s NAV to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its Common Shares. There is no assurance that the Fund’s leveraging strategies, if employed, will be successful. See “Principal Risks of the Fund—Leverage Risk.”

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. Although it has no current intention to do so, the Fund may also issue preferred shares of beneficial interest (“Preferred Shares”), in an aggregate amount of up to 50% of the Fund’s Managed Assets immediately after such issuance. The Fund initially intends to use leverage obtained from borrowings from a financial institution in an amount representing up to approximately 25% of the Fund’s Managed Assets, but reserves the right to leverage to the extent permitted by the Investment Company Act of 1940 Act, as amended (the “1940 Act”). If the Fund uses leverage, the amount of fees paid to the Investment Adviser for its services will be higher than if the Fund does not use leverage, because the fees paid are calculated based on Managed Assets, which includes assets purchased with leverage. Therefore, the Investment Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Investment Adviser and common shareholders, as only the common shareholders would bear the fees and expenses incurred through the Fund’s use of leverage, including the issuance of Preferred Shares, if any. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors. See “Fund Fees and Expenses.”

In addition, the Fund may engage in investment management techniques other than those noted above that may have similar effects as leverage, including, among others, forward foreign currency exchange contracts, futures contracts, call and put options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps), forward contracts, loans of portfolio securities, short sales, when-issued, delayed delivery or forward commitment transactions and other derivative instruments. The Fund may use leverage opportunistically, though not at all times, and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, based on the Investment Adviser’s assessment of market conditions and the investment environment, and the costs that the Fund would incur as a result of such leverage. There is no assurance that the Fund will utilize any form or combination of leverage.

This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should read it carefully before you invest, and keep it for future reference. The Fund has filed with the SEC a Statement of Additional Information (“SAI”) dated [—], 2014, as may be amended, containing additional information about the Fund. The SAI is incorporated by reference into this prospectus (and is legally considered part of this prospectus). The Table of Contents of the SAI appears in Appendix A of this prospectus. The Fund also will produce both annual and semi-annual reports that will contain important information about the Fund. The Fund’s SAI and the annual and semi-annual reports will be, available for download at the Fund’s website: http://www.cbreclarion.com.

The Common Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090 or on the EDGAR database on the SEC’s internet site (http://www.sec.gov).

i

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (“SAI”), especially the information set forth in this prospectus under the heading “Principal Risks of the Fund.”

The Fund	CBRE Clarion MLP Select Income Opportunities Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company with no operating history. See “The Fund.”

The Offering	The Fund is offering [—] common shares of beneficial interest (“Common Shares”) at $ per share through a group of underwriters (the “Underwriters”) led by [—]. You must purchase at least 100 Common Shares ($) in order to participate in this offering. The Fund has given the Underwriters an option to purchase up to [—] additional Common Shares to cover overallotments. CBRE Clarion Securities LLC (“CBRE Clarion,” the Fund’s “Investment Adviser”) has agreed to pay (i) all organizational expenses of the Fund and (ii) offering expenses (other than the sales load) that exceed $[—] per Common Share. See “Underwriters.”

Investment Objectives and Strategies

The Fund seeks to produce a high level of total return, through a combination of tax-deferred current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment program will be successful.

The Fund seeks to achieve its investment objective by investing primarily in equity securities issued by energy master limited partnerships (“MLPs”). Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in MLPs. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs structured as LPs or LLCs that are taxed as corporations; MLP institutional units (“I-units”); MLP general partner interests and corporations whose primary assets are interests in MLPs; and private investments in public equities (“PIPEs”) issued by MLPs.

The Fund expects to focus its initial investments on midstream MLPs, specifically those engaged in the storage, pipeline transportation, gathering, processing, fractionation, and terminalling of crude oil, refined products, natural gas, or natural gas liquids. Midstream MLPs may also operate ancillary businesses including marketing of energy products and logistical services. The Fund may also invest in upstream MLP investments, including companies that are engaged in the exploration, recovery, development and production of crude oil, natural gas and natural gas liquids, and downstream MLP investments, including companies that are primarily engaged in the processing, treatment, and refining of natural gas liquids and crude oil. The MLPs in which the Fund invests may also engage in owning, managing and transporting alternative energy assets, including alternative fuels such as ethanol, hydrogen and biodiesel. The Fund may also invest in initial public offerings (“IPOs”). The Fund may invest in MLPs of any capitalization size. See “Prospectus Summary—The Fund’s Investments.”

MLPs formed as LPs or LLCs are generally treated as partnerships for U.S. federal income tax purposes. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. MLPs are generally publicly traded, are regulated by the Securities and Exchange Commission (“SEC”) and must make public filings like any publicly traded corporation. The Fund may also invest in privately placed securities of publicly traded MLPs.

The Fund may invest up to 20% of its Managed Assets in a variety of other investment instruments and strategies, including those described in this Prospectus. These include, for example, debt securities issued by MLPs and securities (other than I-units) that provide indirect interests in MLPs, such as exchange-traded funds (“ETFs”). The Fund may also invest in securities of corporations that operate in the energy sector or that hold energy assets as well as securities and other instruments issued by income and royalty trusts.

The Fund’s Investments	Master Limited Partnerships. A MLP is an entity generally receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership; and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. Due to their partnership structure, MLPs generally do not pay income taxes.

MLP Equity Securities. Equity securities issued by MLPs generally consist of common units, subordinated units and preferred units, as described more fully below.

MLP Common Units. The common units of many MLPs are listed and traded on U.S. securities exchanges, including the New York Stock Exchange (“NYSE”) and the National Association of Securities Dealers Automated Quotations (“NASDAQ”). The Fund will purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions or PIPEs. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive a minimum quarterly distribution (“MQD”) from the issuer, and typically have a right, to the extent that an MLP fails to make a previous MQD, to recover in future distributions the amount by which the MQD was short (“arrearage rights”).

MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. The Fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Therefore, MLP subordinated units generally entail greater risk than MLP common units. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.

MLP Preferred Units. MLP preferred units are not typically listed or traded on an exchange. The Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. In most cases, holders of preferred units receive distributions that are either equal to the MQD, or set at a fixed rate that is above the MLP’s current distribution. Preferred units are senior in the capital structure to common units, but are subordinate to debt holders.

MLPs Structured as Limited Liability Companies. Some MLPs in which the Fund may invest have been organized as limited liability companies (“MLP LLCs”). Such MLP LLCs are generally treated in the same manner as MLPs organized as limited partnerships (“LPs”) for federal income tax purposes, and holders of common units issued by an MLP LLC have similar rights to holders of common units issued by an MLP structured as an LP. Consistent with its investment objective and policies, the Fund may invest in common units or other securities issued by MLP LLCs.

MLPs Taxed as “C” Corporations. Some MLPs are organized as either LPs or LLCs but are taxed as “C” corporations that are subject to corporate income tax to the extent they recognize taxable income. These MLPs are subject to U.S. federal income tax on their taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%) as well as state and local income taxes. Investments in units of MLPs that are taxed as “C” corporations may not offer the advantageous tax characteristics of investments in other MLPs.

MLP Affiliates and I-Units. The Fund may invest in equity and debt securities issued by affiliates of an MLP that represent an indirect interest in the MLP. These affiliates might include, for example, the general partner or managing member of an MLP or companies that own MLP general partner interests. Such issuers may be organized and/or taxed as “C” corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements.

MLP General Partner or Managing Member Interests. The general partner or managing member interest in an MLP is typically retained by the original sponsor of the MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of its investment in the MLP. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the MLP’s governing agreement. In addition, holders of general partner interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Incentive distributions are designed to encourage the general partner to maximize the MLP’s cash flow and increase distributions to the limited partners. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than the holders of common units, but quarterly incentive distribution payments would also decline at a greater rate than quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution.

I-Units. I-Units represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Units to purchase limited partnership interests in its affiliated MLP. I-Units have limited voting rights and are similar in that respect to MLP common units.

PIPEs. The Fund may invest in PIPEs and other unregistered or otherwise restricted securities issued by publicly traded MLPs and similar entities, including unregistered MLP preferred units. PIPE investors purchase securities directly from the issuing company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Such private equity offerings provide issuers greater flexibility in structure and timing as compared to public offerings. Because the sale of the securities is not pre-registered with the SEC, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the issuing company will typically agree as part of the PIPE transaction, to promptly register the restricted securities with the SEC. PIPE investments may be illiquid. The Investment Adviser expects most such investments to become liquid within six to nine months of funding, but the Fund may also invest in other private securities with significantly longer or shorter restricted periods. PIPEs involve the direct placement of equity securities to a purchaser such as the Fund. Equity issued in this manner is often unregistered and therefore less liquid than equity issued through a public offering. Although issuers typically bear the costs of registration, the Fund may in some cases be required to pay the expenses of registering the restricted securities it holds with the SEC.

The Fund may also purchase restricted securities and other financial instruments that are offered in an exempt non-public offering under the 1933 Act, including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act.

The purchase price and subsequent valuation of restricted securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

Debt Securities. The Fund may invest in debt securities issued by MLPs or other issuers, including bonds, notes, debentures and commercial paper. Debt securities issued by MLPs may include those rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB+ or lower by Standard & Poor’s Ratings Group (“S&P”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality). These securities are commonly called “high yield” or “junk” bonds. The Fund may invest in debt securities without regard to credit quality or maturity. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.

Non-investment grade securities and unrated securities of comparable credit quality are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Non-MLP Equity Securities. Although the Fund will invest mainly in equity securities issued by MLPs, it may also invest in securities issued by companies other than MLPs that operate in the energy sector or that hold energy assets. These securities may include, for example, common or ordinary stocks, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), preferred stock, convertible securities, investment companies (including other mutual funds or exchange-traded funds (“ETFs”)), and rights and warrants.

Initial Public Offerings. The Fund may invest a portion of its assets in shares offered by newly-public MLPs and other issuers through an initial public offering (“IPO”). IPOs may not be consistently available to the Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Therefore, the Fund may hold IPO shares for a very short period of time. This may increase turnover and may lead to increased expenses, such as commissions and transaction costs all of which will be borne indirectly by the holders of Common Share (“common shareholders”).

Other Investment Companies. The Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”). These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.

For additional information about the Fund’s investments, see “Portfolio Securities and Techniques.”

Other Investments	Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock or other securities. Convertible debt securities are subject to the same rating criteria as other debt securities. Convertible securities have risk characteristics similar to both equity and debt securities. Like other debt securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock or other security underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock or other security. As the market price of the underlying common stock or other security declines, the convertible security, like a debt security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock or other security.

Options on Securities and Securities Indices. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). See “Other Risks—Derivatives Risk.”

Foreign Securities. The Fund may invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging economies. See “Principal Risks of the Fund—Foreign Investments Risk.”

ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Special Tax Considerations	The income from equity securities of certain MLPs is treated as qualifying income for purposes of qualifying as a “regulated investment company” under the Code. However, a regulated investment company may not invest more than 25% of its assets in the equity securities of MLPs that are taxed as partnerships. Thus, the Fund does not expect that it will be eligible to elect to be treated as a regulated investment company because the Fund intends to invest more than 25% of its assets in the equity securities of MLPs that are taxed as partnerships. The Fund will be treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%) as well as state and local income taxes.

The types of MLPs in which the Fund intends to invest historically have made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members, due to a variety of factors, including significant non-cash deductions, such as depreciation and depletion. If the cash distributions exceed the taxable income reported in a particular tax year, the excess cash distributions would not be taxed as income to the Fund in that tax year but rather would be treated as a return of capital for federal income tax purposes to the extent of the Fund’s basis in its MLP units.

Shareholder Tax Features. The Fund expects to pay cash distributions to its common shareholders in excess of its taxable income per Common Share, although no assurance can be given in this regard. If the Fund distributes cash from current or accumulated earnings and profits as computed for federal income tax purposes, such distributions will generally be taxable to common shareholders to the extent of such earnings and profits in the current period as dividend income for federal income tax purposes. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate shareholders and will generally be treated as “qualified dividend income” for shareholders taxed as individuals and will be eligible for reduced rates of taxation. If the Fund’s distributions exceed its current and accumulated earnings and profits as computed for federal income tax purposes, such excess distributions will constitute a non-taxable return of capital to the extent of a common shareholders’ basis in the Fund’s Common Shares and will result in a reduction of such basis. To the extent that excess exceeds a common shareholder’s basis in the Fund’s Common Shares, the excess will be taxed as capital gain. The Fund expects that a significant portion of its distributions to its common shareholders will constitute a non-taxable return of capital and will reduce their bases in the Common Shares. Upon the sale of Common Shares, a common shareholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the Fund’s common shareholder and the holder’s federal income tax basis in the Common Shares sold, as adjusted to reflect return of capital. See “Taxation.”

Leverage	As soon as practicable following the public offering of the Common Shares (subject to market conditions), the Fund intends to use leverage to seek to achieve its investment objective. The Fund’s use of leverage is subject to risks and will cause the Fund’s net asset value (“NAV”) to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its Common Shares. There is no assurance that the Fund’s leveraging strategies will be successful. See “Principal Risks of the Fund—Leverage Risk.”

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. Although it has no current intention to do so, the Fund may also issue preferred shares of beneficial interest (“Preferred Shares”), in an aggregate amount of up to 50% of the Fund’s Managed Assets immediately after such issuance. The Fund initially intends to use leverage obtained from borrowings from a financial institution in an amount representing up to approximately 25% of the Fund’s Managed Assets, but reserves the right to leverage to the extent permitted by the 1940 Act. If the Fund uses leverage, the amount of fees paid to the Investment Adviser for its services will be higher than if the Fund does not use leverage, because the fees paid are calculated based on Managed Assets, which includes assets purchased with leverage. Therefore, the Investment Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Investment Adviser and common shareholders, as only the common shareholders would bear the fees and expenses incurred through the Fund’s use of leverage, including the issuance of Preferred Shares, if any. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors. See “Fund Fees and Expenses.”

In addition, the Fund may engage in investment management techniques other than those noted above that may have similar effects as leverage, including, among others, forward foreign currency exchange contracts, futures contracts, call and put options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps), forward contracts, loans of portfolio securities, short sales, when-issued, delayed delivery or forward commitment transactions and other derivative instruments. The Fund may use leverage opportunistically, though not at all times, and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, based on the Investment Adviser’s assessment of market conditions and the investment environment, and the costs that the Fund would incur as a result of such leverage. There is no assurance that the Fund will utilize any form or combination of leverage.

Investment Adviser	CBRE Clarion Securities LLC, a registered investment adviser, serves as the investment adviser of the Fund. The Investment Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Board of Trustees of the Trust (the “Board”) supervises the Investment Adviser and establishes policies that the Adviser must follow in its management activities.

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the following annual rate (as a percentage of the Fund’s average daily Managed Assets): [—] %.

The Investment Adviser, located at 201 King of Prussia Road, Suite 600, Radnor, Pennsylvania 19087, is a Delaware limited liability company formed in 2009. The Investment Adviser and its predecessors have been engaged in the investment management business since 1992. As of [—], the Investment Adviser had assets under management of approximately $[—]. See “Management of the Fund.”

Distributions	Over the long term, the Fund intends to distribute substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses. The Fund currently anticipates making distributions to its shareholders each fiscal quarter out of legally available funds. The Fund expects to declare the initial quarterly dividend on the Fund’s Common Shares approximately 45 days after completion of this offering and to pay that initial quarterly dividend approximately

60 to 90 days after completion of this offering, depending on market conditions. The Fund may adopt a managed distribution policy under which it would endeavor to make regular monthly or quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

Due to the tax treatment under current law of cash distributions made by MLPs in which the Fund invests, the Fund expects to distribute cash in excess of its earnings and profits (as computed for tax purposes) to its common shareholders, which may be treated as a return of capital for tax purposes to the extent of the common shareholders’ bases in the Fund’s Common Shares. To the extent that distributions to a common shareholder are treated as a return of capital, such shareholder’s basis in the Common Shares will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares. In some cases, all or a portion of a distribution that is treated as a return of capital for tax purposes could be a return of a shareholder’s investment from an economic perspective. For a more detailed discussion of the taxation of distributions made by the Fund, please see “Taxation—Federal Income Taxation of Holders of the Fund’s Shares—U.S. Shareholders-Receipt of Distributions.”

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its quarterly distributions at any time and may do so without prior notice to common shareholders. Payment of future distributions is subject to approval by our Board of Directors, as well as meeting the covenants under any credit facilities and the asset coverage requirements of the 1940 Act. See “Additional Information About the Fund—Distributions.”

Dividend Reinvestment Plan	Common shareholders will automatically have all dividends and distributions reinvested in Common Shares of the Fund in accordance with the Fund’s dividend reinvestment plan (the “Dividend Reinvestment Plan”), unless an election is made to receive cash by contacting the Plan Agent (as defined herein), at [—] ; or through the Plan Agent’s website at [—] . See “Additional Information about the Fund—Dividend Reinvestment Plan.”

Listing	It is anticipated that the Fund’s Common Shares will be approved for listing on the NYSE, subject to notice of issuance. The trading or “ticker” symbol is “[—].”

Custodian, Accounting, Transfer and Plan Agent, Administrator	[—] will serve as the Fund’s Custodian, Administrator, Accounting Agent, Transfer Agent and Plan Agent.

Market Price of Common Shares	Shares of closed-end funds listed for trading on a securities exchange frequently trade at a discount from NAV. The market price of such shares may be affected by NAV, dividend or distribution levels and their stability (which in turn will be affected by levels of dividend or interest payments by the fund’s portfolio holdings, the timing and success of the fund’s investment strategies, regulations affecting the timing and character of fund distributions, fund expenses and other factors), supply of and demand for the shares, trading volume of the shares, general market, interest rate and economic conditions and other factors beyond the control of a closed-end fund. The foregoing factors, among others, may result in the market price of the Common Shares being greater than, less than or equal to NAV. See “Principal Risks of the Fund—Leverage Risk,” “Additional Information about the Fund—Description of Shares” and the section of the SAI with the heading “Shares of the Fund.” The Common Shares are designed primarily for long-term investors and you should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase.

Special Risk Considerations	The following are the principal risks of investing in the Fund.

No Operating History—The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. Investors will not have the opportunity to evaluate historical data or assess any of the Fund’s potential investments prior to purchasing Common Shares. It is designed for long-term investing and not as a vehicle for trading. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

Investment Risk—The value of the instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Price changes may be temporary or last for extended periods. The Fund intends to focus its investments in the energy MLP sector, and many of the MLPs in which the Fund may invest operate oil, gas or petroleum facilities within the energy sector. Accordingly, the Fund will have a greater exposure to risk of loss from adverse developments affecting the energy sector generally, and the energy MLP sector specifically. The Fund intends to use leverage, which will magnify the Fund’s investment, market and certain other risks.

Non-Diversification Risk—The Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than “diversified” funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Strategy Risk—The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a regular corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated and in some cases unsettled accounting, tax and valuation issues that may result in unexpected and potentially significant consequences for the Fund and its shareholders. In addition, accounting, tax and valuation procedures in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the Fund’s accounting, tax and valuation practices, which, in turn, could have material adverse consequences on the Fund and its shareholders.

Market Risk—An investment in Common Shares represents an indirect investment in the securities owned by the Fund, a significant portion of which are traded on a national securities exchange or in the over-the-counter (“OTC”) markets. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies the market risk. See “Leverage.”

Leverage Risk—The use of leverage creates an opportunity for increased Common Share net investment income dividends, but also creates risks for the holders of Common Shares. There is no assurance that the Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including the likelihood of greater volatility of the Fund’s net asset value (“NAV”), market price and dividend rate of the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; when the Fund uses financial leverage, the investment advisory fees payable to the Investment Adviser will be higher than if the Fund did not use leverage; and leverage may increase operating costs, which may reduce total return.

Certain types of leverage used by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements, or being subject to segregation requirements under the 1940 Act. These coverage, composition and segregation requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for fixed income securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The Fund may also engage in reverse repurchase agreements, which would create similar risks as leveraging the Fund’s investment portfolio.

Market Discount Risk—Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV per Common Share could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period of time following completion of this offering. The NAV per Common Share will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund’s portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), (iii) supply of and demand for the Common Shares, (iv) trading volume of the Common Shares, (v) general market, interest rate and economic conditions and (vi) other factors that may be beyond the control of the Fund. The Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

Master Limited Partnership Risk—Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting MLPs, risks related to potential conflicts of interest between the MLP and its general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

The Fund’s ability to meet its investment objective will depend largely on the amount of the distributions it receives from the MLPs (in relation to the taxable income, gains, losses, and deductions allocated to it). The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by the MLP’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period. MLPs have the ability to modify their distribution policies from time to time without input from or approval of holders of their common units, such as the Fund.

Conflicts of interest may arise from incentive distribution payments paid to an MLP’s general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP. Holders of an MLP’s general partner or managing member interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above a specified minimum quarterly distribution (“MQD”). Due to the IDRs, general partners of MLPs have higher distribution growth prospects than holders of common units, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of holders of common units (the MLP’s limited partners or members) to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

MLPs owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of unknown liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions. Furthermore, even if an MLP does consummate an acquisition that it believes will be accretive, the acquisition may instead result in a decrease in free cash flow.

Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If the parent or sponsor entities fail to make payments or satisfy their obligations to an MLP, the revenues and cash flows of that MLP and ability of that MLP to make distributions to unit holders such as the Fund would be adversely affected.

Certain MLPs in which the Fund may invest depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs in which the Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of those customers or suppliers could have a material adverse effect on an MLP’s results of operations and cash flow, and on its ability to make distributions to unit holders such as the Fund.

The Fund is not responsible for operating MLPs and similar entities and cannot control or monitor their compliance with applicable tax, securities and other laws and regulations necessary for the profitability of such investments. Holders of MLP units could potentially become subject to liability for all of the obligations of an MLP, if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state. Furthermore, the structures and terms of the MLPs and other entities described in this Prospectus may not be indicative of the structure and terms of every entity in which the Fund invests. Although the MLP sector has grown significantly in recent years, such market trends may not continue due to economic conditions, which are not predictable, or other factors. See “Principal Risks—Master Limited Partnership Risk.”

Equity Securities Risk—A substantial percentage of the Fund’s assets are invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Units, and common stocks of other issuers. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. Prices and volatilities of I-Units tend to correlate to the price of MLP common units. Holders of I-Units are subject to the same risks as holders of MLP common units.

Energy MLP Sector Risks—Companies operating in the energy MLP sector are subject to risks that are specific to the industry in which they operate.

Midstream. Midstream MLPs and other companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Pipeline. Pipeline companies are subject to many risks, including varying demand for crude oil, natural gas, natural gas liquids or refined products in the markets served by the pipeline; changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities; and environmental regulation. Pipeline MLPs and other pipeline companies are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates that these companies may charge for interstate pipeline transportation services. An adverse determination by FERC with respect to tariff rates of a pipeline MLP could have a material adverse effect on the business, financial conditions, result of operations, cash flows and prospects of that pipeline MLP and its ability to make cash distributions to its equity owners.

Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins.

Exploration and production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates.

Oil. In addition to the risks described above, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products.

Propane. Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.

Coal. Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act of 1990, as amended.

Power Infrastructure. Power infrastructure companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates, the change in the demand for electricity, the cost to produce power, and the regulatory environment. Further, share prices are partly based on the interest rate environment, the sustainability and potential growth of the dividend, and the outcome of various rate cases undertaken by the company or a regulatory body.

Marine Transportation. Marine transportation (or “tanker”) companies are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. See “Principal Risks—Risk of Exposure to the Energy Sector.”

Natural Resources Risk—The Fund may invest in MLPs and companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund’s investments in natural resources issuers (including MLPs) will be subject to the risk that prices of these investments may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in natural resources issuers can be significantly affected by changes in the supply of or demand for natural resources. The value of investments in natural resources issuers may be adversely affected by a change in inflation.

Tax Risk—Tax risks associated with investments in the Fund include but are not limited to the following:

MLP Tax Risk. Much of the benefit that the Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which the Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital for tax purposes, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.

Tax Estimation/NAV Risk. In calculating the Fund’s NAV, the Fund will, among other things, account for its current taxes and deferred tax liability and/or asset balances. The Fund will accrue a deferred income tax liability balance, at the then effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV which could have an effect on the market price of the shares. The Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV which could have an effect on the market price of the shares. To the extent the Fund has a deferred tax asset balance, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. Deferred tax assets may constitute a relatively high percentage of the Fund’s NAV. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV which could have an effect on the market price of the shares.

The Fund may acquire its target assets in varying increments at different prices over time, and the tax basis of each security may vary depending on the Fund’s receipt of one or more distributions characterized as returns of capital during the Fund’s holding period of that security. The tax basis of a security may differ significantly from the original cost or the current market value of the security, which if sold, may subject the Fund to taxation on the value received in excess of the adjusted tax basis, even if the sale price of the security is lower than its original acquisition cost. Additionally, distributions of earnings realized by the Fund from the sale of the security would generally be treated as taxable dividend income, as opposed to a non-taxable return of capital. It will be difficult for you to monitor the adjusted tax basis of each individual security in the portfolio, and therefore difficult to estimate the potential for embedded taxable gains if a security were to be sold at the current market price. See “Principal Risks—Tax Risk.”

Initial Public Offering Risk—The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. See “Principal Risks—Initial Public Offering Risk.”

PIPEs Risk—The Fund may be involved in PIPEs or private financing of public companies. PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private financing. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “1933 Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.

Restricted and Illiquid Securities Risk—The Fund may invest in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments purchased by the Fund, particularly debt securities and over-the-counter traded instruments that are liquid at the time of purchase, may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the instruments.

In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source.

Liquidity Risk—Although the equity securities of the MLPs in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. In addition, the Fund may be one of the largest investors in certain sub-sectors of the energy MLP sector. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

During certain periods the liquidity of particular issuers or industries, or of all securities within particular investment categories, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not those perceptions are accurate.

Valuation Risk—Market prices may not be readily available for some of the Fund’s investments, including PIPEs (as noted above), other equity securities issued by MLPs (such as subordinated units), MLP affiliates and general partners, and restricted or unregistered securities issued by other (non-MLP) companies. The value of such securities is determined in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Trustees. Proper valuation of such securities may entail greater reliance on the judgment of the Investment Adviser than will valuation of securities for which an active trading market exists.

Mid-Cap and Small-Cap Risk—The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become. See “Principal Risks—Mid-Cap and Small-Cap Risk.”

Delay in Use of Proceeds Risk—Although the Fund intends to invest the proceeds from the sale of the securities offered hereby as soon as practicable following the completion of this offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for securities of MLPs and energy companies may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in short-term, tax-exempt or taxable investment grade securities, pending investment in securities of MLPs or energy companies. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to security holders. See “Use of Proceeds.”

Competition Risk—A number of alternatives exist for investing in a portfolio of MLPs and their affiliates, including other publicly traded investment companies, structured notes, private funds, open-end funds and indexed products. These competitive conditions may adversely impact the Fund’s ability to meet its investment objective.

Royalty Trust Risk—Royalty trusts are exposed to many of the same risks as other MLPs. The value of the equity securities of the royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices, and other factors. There can be no assurance that those royalty trusts will pay distributions. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust. The financial performance of the royalty trust depends, in turn, on a variety of factors including interest rates, commodity prices (which will vary and are determined by supply and demand factors including weather and general economic and political conditions), issues relating to the regulation of, and operational risks relating to, the energy and natural resource industries. In many circumstances, royalty trusts have limited operating histories.

Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund, including MLPs, will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other companies operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other companies operating in the energy sector as the yields on alternative investments increase. With interest rates now close to historic lows, the risk of a rise in interest rates is greater.

Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and create significant losses on its investment in the related securities.

Credit risk may be more significant for the Fund because it may invest in debt securities that are non-investment grade (rated “Ba/BB” or below), or comparable unrated securities. Non-investment grade securities are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.” These securities are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. An economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. The secondary market for non-investment grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in a substantial loss in a security’s value.

Other Investment Company Risk—Subject to the limitations set forth in the 1940 Act and the Fund’s governing documents or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including ETFs. When the Fund invests in other investment companies, it will bear its proportionate share of any fees and expenses borne by the other investment companies. An ETF that is based on a specific index, whether stock or otherwise, may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETF also incurs certain expenses not incurred by its applicable index. The market value of shares of ETFs may differ from their NAV.

Anti-Takeover Provisions Risk—The Fund’s Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status or to change the composition of its Board of Trustees (the “Board” and each member, a “Trustee”). Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See “Additional Information About the Fund—Anti-Takeover Provisions.”

Temporary Defensive Strategies Risk—When the Investment Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its primary investment strategy as a defensive measure and invest all or a portion of its assets in cash or short-term investment grade instruments. To the extent that the Fund invests defensively, it may not achieve its investment objective.

Potential Conflicts of Interest Risk—The Investment Adviser is often responsible for managing the Fund as well as funds and accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. The same portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Investment Adviser seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.

For additional risks relating to investments in the Fund, including “Deflation Risk,” “Inflation Risk,” “Legal and Regulatory Risks,” “Government Intervention,” “Information Technology Systems,” “Legislation Risk,” “Management Risk,” “Misconduct of Employees and Service Providers,” “Portfolio Turnover Risk,” “Reliance on Service Providers,” “Market Disruption and Geopolitical Risk” and “When-Issued and Delayed Delivery Transactions Risk,” see “Other Portfolio Risks” in this prospectus.

FUND FEES AND EXPENSES

The following table shows estimated Fund expenses as a percentage of net assets attributable to Common Shares. The purpose of the following table and the example below is to help you understand the fees and expenses that you, as a common shareholder, would bear directly or indirectly. Shareholders should understand that some of the percentages indicated in the tables below are estimates and may vary. The expenses shown in the table under “Estimated Annual Expenses” are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues [—] Common Shares. This table assumes the use of leverage through a credit facility by the Fund in an amount of 25% of its Managed Assets (after leverage is incurred). If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares. See “Management of the Fund” and “Additional Information About the Fund—Dividend Reinvestment Plan.” The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than shown.

Percentage of Offering Price
Shareholder Transaction Expenses
Sales Load Paid by You	[—] %(1)
Offering Expenses Borne by the Fund	[—] %(2)
Dividend Reinvestment Plan Fees	None(3)

Percentage of Net Assets Attributable to Common Shares (Assuming the Use of Leverage)(4)
Estimated Annual Expenses
Management Fees	[—] %(5)
Interest Expense	[—] %(6)
Current Income Tax Expense	— (7)
Deferred Income Tax Expense	— (7)
Other Expenses (exclusive of current and deferred income tax expense)	[—] %(8)

Total Annual Expenses (exclusive of current and deferred income tax expense)	[—] %

Percentage of Net Assets Attributable to Common Shares (Assuming no Leverage is Used)
Estimated Annual Expenses
Management Fees	[—] %
Current Income Tax Expense	— (7)
Deferred Income Tax Expense	— (7)
Other Expenses (exclusive of current and deferred income tax expense)	[—] %(8)

Total Annual Expenses (exclusive of current and deferred income tax expense	[—] %

(1)	For a description of the sales load, structuring fees and of other compensation paid to the Underwriters by the Fund and the Investment Adviser, see “Underwriters.”

(2)	The Investment Adviser has agreed to pay (i) all organizational expenses of the Fund and (ii) offering expenses (other than the sales load) that exceed $[—] per Common Share. The Fund will pay offering expenses of the Fund (other than the sales load) up to $[—] per Common Share. Any offering expenses paid by the Fund will be deducted from the proceeds of the offering received by the Fund. The aggregate offering expenses (other than the sales load) to be borne by the Fund are estimated to be $[—] (approximately $[—] per Common Share). The offering costs to be paid by the Fund are not included in the Total Annual Expenses amount shown in the table. Offering costs borne by the Fund’s Common shareholders will result in a reduction of capital of the Fund attributable to the Fund’s Common Shares.

(3)	The expenses of administering the Fund’s Dividend Reinvestment Plan are included in “Other Expenses.” You will pay brokerage charges if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to the Fund’s Dividend Reinvestment Plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

(4)	This table reflects that fact that you, as a common shareholder, will bear the expenses of the Fund’s use of leverage in the form of higher fees as a percentage of the Fund’s net assets attributable to Common Shares than if the Fund did not use leverage. In order to help you better understand the costs associated with the Fund’s leveraging strategy, and to better understand the range of costs you will bear as a common shareholder, as the Fund moves toward full implementation of its leveraging strategy after the completion of this offering, the table estimates what the Fund’s annual expenses would be, stated as percentages of the Fund’s net assets attributable to Common Shares, assuming the Fund is the same size as in the table above and does not use leverage in the form of a credit facility.

(5)	The Fund pays a management fee to the Investment Adviser in an annual amount equal to [—] % of the Fund’s average daily Managed Assets. The management fee of [—] % of the Fund’s Managed Assets represents [—] % of net assets attributable to Common Shares assuming the use of leverage of [—] % of the Fund’s Managed Assets.

(6)	Assumes the use of leverage through a credit facility representing [—] % of Managed Assets (as determined immediately after borrowing) at an annual interest rate expense to the Fund of [—] %, which is based on current market conditions. The interest on the credit facility is a variable rate and will increase in a rising interest rate environment. The Fund may use other forms of leverage, which may be subject to different interest expenses than those estimated above. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of leverage and variations in market interest rates. Fees and expenses in respect of other forms of leverage that may be used by the Fund in the future will be indirectly borne by the holders of the Common Shares.

(7)	The Fund will be treated for federal tax purposes as a taxable regular corporation or so-called “C” corporation. As a “C” corporation, the Fund will accrue a deferred tax liability balance for its future tax liability associated with the capital appreciation of its investments and the distributions it receives on equity securities of MLPs considered to be returns of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, will be reflected in its NAV. The deferred income tax expenses/(benefit) represent an estimate of the Fund’s potential tax expenses/(benefit) if it were to recognize the unrealized gains/(losses) in its portfolio. An estimate of deferred income tax expenses/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments, and such expenses/(benefits) may vary greatly from year to year and from day to day depending on the nature of the Fund’ s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expenses/(benefit) cannot be reliably predicted from year to year. Future actual income tax expense (if any) will be incurred over many years depending on if and when investment gains are realized, the then-current tax basis of assets, the level of net loss carryforwards and other factors. The Fund has not commenced operations and thus does not have sufficient operating history to accurately estimate anticipated current and deferred tax expenses.

(8)	The “Other Expenses” shown in the tables above and related footnotes are based upon estimated amounts for the current fiscal year and assumes the Fund issues approximately [—] Common Shares.

Example

The following example illustrates the various costs and expenses (including the sales load of $[—] and estimated offering costs of $[—] ) that you would pay on a $1,000 investment in Common Shares of the Fund for the time periods indicated, assuming (1) total net annual expenses of [—] % of net assets attributable to Common Shares in years one through ten (which assumes the Fund’s use of leverage through borrowings in an aggregate amount equal to 20% of the Fund’s Managed Assets), and (2) a 5% annual return*:

1 Year	3 Years	5 Years	10 Years
$[—]	$[—]	$[—]	$[—]
*	The example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $[•] ($[•] if the Underwriters exercise the overallotment option in full) after payment of the estimated organizational and offering costs. The Investment Adviser has agreed to pay (i) all organizational expenses of the Fund and (ii) offering expenses (other than the sales load) that exceed $[•] per Common Share. The Fund will invest the net proceeds of the offering according to its investment objective and policies. The Fund currently anticipates that it will be able to fully invest net proceeds in accordance with its investment objective and policies within approximately [•] months after the completion of this offering, depending on the availability of securities consistent with the Fund’s investment objective. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt or taxable investment grade securities.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on February 24, 2014. As a newly organized entity, the Fund has no operating history. The Fund’s investment objective is a non-fundamental policy that may be changed by the Fund’s Board of Trustees without prior approval of common shareholders. The Fund’s principal office is located at 201 King of Prussia Road, Suite 600, Radnor, Pennsylvania 19087 and its phone number is 610-995-2500.

GENERAL INVESTMENT MANAGEMENT APPROACH

The Investment Adviser’s Investment and Portfolio Construction Approach

The Investment Adviser believes that it can construct and manage a portfolio of select energy master limited partnerships (“MLPs”) that can produce secure, growing income and capital appreciation for the Fund’s investors. The Investment Adviser’s portfolio construction process combines a top-down analysis of the energy MLP sector with bottom up security selection rooted in fundamental analysis of individual MLPs using sector-specific and relative quality metrics. The process reflects a combination of the direct MLP investing experience of the Fund’s portfolio managers and best practices derived from the Investment Adviser’s experience as an institutional asset manager.

Sub-Sector Analysis—Top Down. The Investment Adviser categorizes the energy MLP sector as a whole into sub-sectors based on the types of assets owned by MLPs. Examples of these sub-sectors include: refined products and crude pipeline MLPs, natural gas gathering and processing MLPs, natural gas pipeline MLPs, and wholesale distribution MLPs. The Investment Adviser analyzes these sub-sectors with reference to trends in overall oil and natural gas capital deployment across North American basins, and across the energy value chain. This top-down review helps the Investment Adviser identify sub-sectors and regions that are attractive for investment relative to others.

The Investment Adviser believes that oil and natural gas production activity in certain basins is more robust than others. The Investment Adviser tracks upstream capital investment, the number of drilling rigs operating, and drilling economics in each major basin in North America to identify high-activity basins. Among other factors, the level of activity in a basin generally depends on return available to producers, which in turn broadly depends on commodity prices and development costs of a particular basin.

In general, the Investment Adviser believes that midstream MLPs with assets servicing producers in or providing transportation capacity out of high-activity basins are more likely to see higher utilization of their existing pipeline, storage and processing assets than MLPs operating in regions with less upstream activity. In addition, high activity basins generally have a greater need for new infrastructure as new production overwhelms existing capacity. MLPs with operating footprints in those high-activity regions will have more growth opportunities to build additional infrastructure than those MLPs with footprints in lower activity regions. As a result, the Investment Adviser’s process favors MLPs with assets in high-activity regions or those MLPs that have assets that link the high-activity regions to demand centers.

Security Selection—Bottom Up. After identifying the most attractive sub-sectors and regions, the Investment Adviser evaluates the universe of MLPs and their exposure to these sub-sectors and regions using a detailed in-house research process. The Investment Adviser’s MLP selection process is focused on identifying MLPs that have the following characteristics:

Distribution Safety

To evaluate distribution safety, the Investment Adviser considers the following primary factors: the MLP’s distribution coverage ratio, its balance sheet strength, the nature of its contracts, the quality of its assets, and its parent/sponsor relationship (where applicable).

Distribution coverage is the ratio of distributable cash flow per unit (excluding cash flow necessary to fund distributions in respect of any general partner incentive distribution rights (“IDR”)) to distributions per unit over a particular time period (quarterly or annually). An MLP that has a distribution coverage ratio of less than 1.0x is paying out more in cash distributions than its cash flow after maintenance capital expenditures. MLPs should have annual distribution coverage of at least 1.0x, but the Investment Adviser believes that a higher ratio provides added distribution security. In instances where an MLP’s business mix is expected to produce a significant level of cash flow volatility from quarter to quarter, the Investment Adviser expects a higher distribution coverage ratio to ensure distribution security.

The Investment Adviser also evaluates the fee-based cash flow of an MLP when evaluating distribution safety. Fee-based cash flow is generated from revenue associated with long-term contracts, under which a customer pays an MLP a fee per unit of volume transported, stored, processed, or otherwise serviced. The Investment Adviser believes that a high percentage of fee-based cash flow creates cash flow stability and is another positive indicator for distribution security. Fee-based contracts generally have leverage to throughput volume as opposed to commodity price changes, so they are not directly subject to changes in commodity prices or margins associated with commodities. The Investment Adviser’s investment process favors MLPs with higher distribution coverage ratios and a higher than average percentage of cash flow from fee-based sources.

Distribution Growth

To evaluate distribution growth, the Investment Adviser evaluates an MLP’s historical and expected distribution growth rates and assesses the MLP’s opportunities for growth, whether through investing growth capital into new projects or acquiring additional assets. Ability to source and execute new capital projects or acquisitions is largely dependent on the MLP’s assets type (sub-sector), existing asset footprint, access to capital, management team, and sponsor relationship.

Attractive Valuations

In analyzing valuation, the Investment Adviser considers distributable cash flow multiples, EBITDA multiples, distribution discount models, and distribution yield derived from in-house, asset-level financial models on the individual MLP. The Investment Adviser’s process favors MLPs that have attractive risk-adjusted valuations. The Investment Adviser believes that high quality, growing MLPs tend to trade at higher relative valuations, but may provide attractive total return opportunities on a risk-adjusted basis.

The Investment Adviser also considers the following, additional factors when evaluating MLPs:

Management Assessment

As part of the overall evaluation of an MLP’s distribution safety and distribution growth, the Investment Adviser grades MLP management teams, based on the ability the team has demonstrated to outline and execute a strategic plan, and to lead the MLP towards future growth projects or acquisitions. Direct, first-hand interactions with MLP management teams at analyst days, investor conferences, asset field trips and other meetings provide primary inputs to the management team evaluation.

Sponsor Relationship

An MLP’s sponsor is responsible for its formation. The Investment Adviser believes that an MLP’s sponsor relationship can also have a substantial impact on its distribution security and distribution growth. A large, supportive sponsor may help an MLP achieve a lower cost of debt capital, and can provide distribution support (by foregoing IDR payments or by its presence as a potential backstop). To support distribution growth, a sponsor may have a portfolio of assets appropriate for sale to the MLP (“drop-down” sales), it could devote capital to develop assets that will eventually be sold to the MLP, or it could help the MLP acquire assets from a third party by participating directly in such an acquisition.

However, the sponsor relationship can also add to the risk of an MLP investment, because of the IDRs that most MLP sponsors hold. The Investment Adviser views cash distributions associated with the IDRs as a potential hindrance to common unitholder distribution growth because, in order to grow distributions to common unitholders, the MLP must also be prepared to pay the IDRs resulting from the distribution increase. The Investment Adviser’s process weighs the benefits and costs of a given MLP’s sponsor relationship, and will generally favor MLPs that are early in the life-cycle of their IDRs, or that do not have IDRs at all.

Sell Decisions. The decision to sell an MLP in the portfolio may result from the following four conditions:

—	Determination that a portfolio MLP currently offers a sub-standard mix of distribution yield, growth potential and risk relative to the universe of other MLPs;

—	Reduction in target sub-sector allocation which requires a sale of the least attractive MLP in the sub-sector;

—	Change in macro-economic or regulatory conditions negatively impacting a group of MLPs (e.g. reduced demand for refined products due to weak economic conditions impacting refined products pipeline operators); or

—	An MLP has performed so well that it has risen above pre-set maximums as a percentage of the total portfolio. In such an instance, the sale may not include the entire position, only the amount by which the stock exceeds the pre-set maximum, resulting in a discipline for profit taking.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund’s investment objective is to produce a high level of total return, through a combination of tax-deferred current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment program will be successful. The Fund’s investment objective is not fundamental and may be changed without shareholder vote.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in equity securities issued by energy MLPs. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in MLPs. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes). The Fund considers investments in MLPs to include, without limitation, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs structured as LPs or LLCs that are taxed as corporations; MLP institutional units (“I-units”); general partner interests and corporations whose primary assets are interests in MLPs; and private investments in public equities (“PIPEs”) issued by MLPs. The Fund expects to focus its initial investments on midstream MLPs, specifically those engaged in the storage, pipeline transportation, gathering, processing, fractionation, and terminalling of crude oil, refined products, natural gas, or natural gas liquids. Midstream MLPs may also operate ancillary businesses including marketing of energy products and logistical services. The Fund may also invest in upstream MLP investments, including companies that are engaged in the exploration, recovery, development and production of crude oil, natural gas and natural gas liquids, and downstream MLP investments, including companies that are primarily engaged in the processing, treatment, and refining of natural gas liquids and crude oil. The MLPs in which the Fund invests may also engage in owning, managing and transporting alternative energy assets, including alternative fuels such as ethanol, hydrogen and biodiesel. The Fund may also invest in initial public offerings (“IPOs”). The Fund may invest in MLPs of any capitalization size.

MLPs formed as LPs or LLCs are generally treated as partnerships for U.S. federal income tax purposes. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. MLPs are generally publicly traded, are regulated by the SEC and must make public filings like any publicly traded corporation. The Fund may also invest in privately placed securities of publicly traded MLPs.

The Fund may invest up to 20% of its Managed Assets in a variety of other investment instruments and strategies, including those described in this Prospectus. These include, for example, debt securities issued by MLPs and securities (other than I-units) that provide an indirect interest in MLPs, such as ETFs. The Fund may also invest in securities of corporations that operate in the energy sector or that hold energy assets, as well as securities and other instruments issued by income and royalty trusts.

Tax Matters. The income from equity securities of certain MLPs is treated as qualifying income for purposes of qualifying as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). However, a regulated investment company may not invest more than 25% of its assets in the equity securities of MLPs that are taxed as partnerships. Thus, the Fund does not expect that it will be eligible to elect to be treated as a regulated investment company because the Fund intends to invest more than 25% of its assets in the equity securities of MLPs that are taxed as partnerships. The Fund will be treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. The types of MLPs in which the Fund intends to invest historically have made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members, due to a variety of factors, including significant non-cash deductions such as depreciation and depletion. If the cash distributions exceed the taxable income reported in a particular tax year, the excess cash distributions would not be taxed as income to the Fund in that tax year but rather would be treated as a return of capital for federal income tax purposes to the extent of the Fund’s basis in its MLP units. Similarly, the Fund expects to distribute cash in excess of its earnings and profits (as computed for tax purposes) to its holders common shareholders, which may be treated as a return of capital for tax purposes to the extent of the common shareholders’ bases in the Fund’s Common Shares. To the extent that distributions to common shareholders are treated as a return of capital, their basis in the Fund’s Common Shares will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares. However, there can be no assurance that the Fund’s expectations will be realized. If these expectations are not realized, the Fund will have more corporate income tax expense than expected, which will result in less cash available to distribute to its common shareholders. Additionally, a greater portion of distributions to the Fund’s common shareholders would be treated as a taxable dividend, as opposed to a return of capital for tax purposes. Unlike traditional closed-end funds, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%) as well as state and local income taxes.

PORTFOLIO SECURITIES AND TECHNIQUES

The Fund’s portfolio will be composed principally of the investments described below. Additional information regarding the Fund’s investment policies, restrictions and portfolio investments are contained in the Fund’s SAI.

Master Limited Partnerships. A MLP is generally an entity receiving partnership taxation treatment under the Code, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership; and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. Due to their partnership structure, MLPs generally do not pay income taxes.

To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. Many of the MLPs in which the Fund may invest operate oil, gas or petroleum facilities, or other facilities within the energy sector.

MLP Equity Securities. Equity securities issued by MLPs generally consist of common units, subordinated units and preferred units, as described more fully below.

MLP Common Units. The common units of many MLPs are listed and traded on U.S. securities exchanges, including the NYSE and NASDAQ. The Fund will purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions or PIPEs. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive a minimum quarterly distribution (“MQD”) from the issuer, and typically have a right, to the extent that an MLP fails to make a previous MQD, to recover in future distributions the amount by which the MQD was short (“arrearage rights”). Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference with respect to the remaining assets of the issuer over holders of subordinated units. MLPs issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.

MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. The Fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.

MLP Preferred Units. MLP preferred units are not typically listed or traded on an exchange. The Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. In most cases, holders of preferred units receive distributions that are either equal to the MQD, or set at a fixed rate that is above the MLP’s current distribution. Preferred units are senior in the capital structure to common units, but are subordinate to debt holders.

MLPs Structured as Limited Liability Companies. Some MLPs in which the Fund may invest have been organized as limited liability companies (“MLP LLCs”). Such MLP LLCs are generally treated in the same manner as MLPs organized as limited partnerships for federal income tax purposes, and holders of common units issued by an MLP LLC have similar rights to holders of common units issued by an MLP structured as a limited partnership. Consistent with its investment objective and policies, the Fund may invest in common units or other securities issued by MLP LLCs. In contrast to MLPs structured as limited partnerships, MLP LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, MLP LLC common unitholders typically have voting rights with respect to the MLP LLC, whereas MLP common units have limited voting rights.

MLPs Taxed as “C” Corporations. Some MLPs are organized as either limited partnerships or limited liability companies, but are taxed as “C” corporations that are subject to corporate income tax to the extent they recognize taxable income. These MLPs are subject to U.S. federal income tax on their taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%) as well as state and local income taxes. Investments in units of MLPs that are taxed as “C” corporations may not offer the advantageous tax characteristics of investments in other MLPs.

MLP Affiliates and I-Units. The Fund may invest in equity and debt securities issued by affiliates of an MLP that represent an indirect interest in the MLP. These affiliates might include, for example, the general partner or managing member of an MLP or companies that own MLP general partner interests. Such issuers may be organized and/or taxed as “C” corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements.

I-Units. I-Units represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Units to purchase limited partnership interests in its affiliated MLP. I-Units have limited voting rights and are similar in that respect to MLP common units. I-Units differ from MLP common units primarily in that distributions are made in additional I-Units. Instead of receiving cash distributions, holders of I-Units will receive additional I-Units in an amount equal to the cash distributions received by common unit holders. I-Units are typically traded on the NYSE. Issuers of MLP I-Units are treated as corporations and not partnerships for tax purposes.

MLP General Partner or Managing Member Interests. The general partner or managing member interest in an MLP is typically retained by the original sponsor of the MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of its investment in the MLP. General partner or managing member interests often confer direct board participation rights in and, in many cases, control over the operations of the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the MLP’s governing agreement. In addition, holders of general partner interests typically receive IDRs, which provide them with an increasing share of the MLP’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Incentive distributions are designed to encourage the general partner to maximize the MLP’s cash flow and increase distributions to the limited partners. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than the holders of common units, but quarterly incentive distribution payments would also decline at a greater rate than quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution.

PIPEs. The Fund may invest in PIPEs and other unregistered or otherwise restricted securities issued by publicly traded MLPs and similar entities, including unregistered MLP preferred units. PIPE investors purchase securities directly from the issuing company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Such private equity offerings provide issuers greater flexibility in structure and timing as compared to public offerings. Because the sale of the securities is not pre-registered with the Securities and Exchange Commission (“SEC”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the issuing company will typically agree as part of the PIPE transaction, to promptly register the restricted securities with the SEC. PIPE investments may be illiquid. The

Investment Adviser expects most such investments to become liquid within six to nine months of funding, but the Fund may also invest in securities with significantly longer or shorter restricted periods. Although issuers typically bear the costs of registration, the Fund may in some cases be required to pay the expenses of registering the restricted securities it holds with the SEC.

In addition to PIPEs, the Fund may also purchase restricted securities that are offered by private issuers in offerings exempt from registration under the 1933 Act, including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act.

The purchase price and subsequent valuation of restricted securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

Non-MLP Equity Securities. Although the Fund will invest mainly in equity securities issued by MLPs, it may also invest in securities issued by companies other than MLPs that operate in the energy sector or that hold energy assets. These securities may include, for example, common or ordinary stocks, ADRs, GDRs, EDRs, preferred stock, convertible securities, rights and warrants. Common stock generally represents an equity ownership interest in an issuer. Prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. Preferred stock has preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. See “Other Investments” in this Prospectus and “Description of Investment Securities and Practices—Non-MLP Equity Securities” in the SAI.

Initial Public Offerings. The Fund may invest a portion of its assets in shares offered by newly-public MLPs and other issuers through an IPO. The opportunity to invest in IPOs may not be consistently available to the Fund. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. The Fund may hold IPO shares for a very short period of time, which may increase turnover and lead to increased expenses, such as commissions and transaction costs, all of which would be borne indirectly by the Fund’s common shareholders.

Unseasoned Companies. In addition to IPOs, the Fund may invest in securities issued by MLPs and other companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.

Debt Securities. The Fund may invest in debt securities issued by MLPs or other issuers, including bonds, notes, debentures and commercial paper. Debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms. The value of debt securities is susceptible to the risk of market losses attributable to changes in interest rates. The Fund may also invest in debt securities that are rated below investment grade (that is, rated Ba or lower by Moody’s, BB+ or lower by S&P or comparably rated by another NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality). These securities are commonly called “high yield” or “junk” bonds. The Fund may invest in debt securities without regard to credit quality or maturity. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.

Although holders of debt securities are more likely than equity security holders to receive payment in the event of the liquidation of an issuer, non-investment grade debt securities and unrated securities of comparable credit quality are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Income Trusts. The Fund may invest in income trusts, including business trusts and royalty trusts. Income trusts are operating businesses that have been put into a trust. They pay out the bulk of their free cash flow to unit holders. The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions. These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date. These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.

Business Trusts. A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors. Business trusts may cover a broad range of industries and geographies, including public refrigerated warehousing, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing. Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest rate risks.

Royalty Trusts. A royalty trust typically controls an operating company which purchases oil and gas properties using the trust’s capital. The royalty trust then receives royalties and/or interest payments from its operating company, and distributes them as income to its unit holders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.

The Fund may invest in royalty trusts that are traded on stock exchanges. Royalty trusts are income trusts that own or control oil and gas operating companies. Royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unitholders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

Other Investment Companies. The Fund may invest in securities of other investment companies, including ETFs, subject to statutory limitations prescribed by the 1940 Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively-managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional open-end funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to its net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to rules adopted by the SEC under the 1940 Act, the Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

OTHER INVESTMENTS

In addition to the investments described above, the Fund’s portfolio may also be composed of the following investments.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock or other securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible debt securities are subject to the same rating criteria as other debt securities. Convertible securities have risk characteristics similar to both equity and debt securities. Like other debt securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock or other security underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock or other security. As the market price of the underlying common stock or other security declines, the convertible security, like a debt security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock or other security.

Foreign Securities. Although the Fund intends to invest primarily in U.S. securities, it may also invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Investing in the securities of foreign issuers also involves special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging economies.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect the Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse affect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Fund may be subject to currency exposure independent of its securities positions. To the extent that the Fund is invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk. Currency exchange rates may fluctuate significantly over short periods of time. Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States.

The Fund may also invest in foreign securities which take the form of sponsored and unsponsored ADRs, GDRs, EDRs or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. OTC market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

The Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Options on Securities and Securities Indices. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved measures to “cover” open positions with respect to its investments in options.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or OTC. Foreign and OTC options will present greater possibility of loss because of their greater illiquidity and credit risks.

In lieu of entering into “protective put” transactions, the Fund may engage in barrier options transactions as an alternative means to offset or hedge against a decline in the market value of the Fund’s securities. Barrier options are similar to standard options except that they become activated or are extinguished when the underlying asset reaches a predetermined level or barrier. “Down and out” barrier options are canceled or “knocked out” if the underlying asset falls to a pre-determined level. “Down and in” barrier options are activated or “knocked in” if the underlying asset falls to a pre-determined level. “Up and out” barrier options are extinguished or “knocked out” if the underlying asset rises to a predetermined level. “Up and in” barrier options are activated or “knocked in” if the underlying asset rises to a predetermined level. If the Investment Adviser sets too high or too low a barrier, and the option is either extinguished or “knocked out” or the options are never activated or “knocked in,” the benefits to the Fund of using a barrier option strategy may be limited and the costs associated with a barrier option strategy could be detrimental to the Fund’s performance. When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the Investment Adviser to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at a mutually agreed upon date and price (including interest). Reverse repurchase agreements may be entered into when the Investment Adviser expects that the return to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

The Fund may “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations with respect to its transactions in reverse repurchase agreements. As a result of such segregation, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act and the Fund’s use of leverage through reverse repurchase agreements will not be limited by the 1940 Act. The Fund’s use of leverage through reverse repurchase agreements may be limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

With respect to any reverse repurchase agreement or similar transaction, the Fund’s Managed Assets shall include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

Short Sales. The Fund may engage in short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

The Fund may use short sales, consistent with its investment objective, in various circumstances, including for example, when the Investment Adviser believes that a specific MLP investment may be facing deteriorating fundamentals that could result in lower growth or the potential for lower distributions.

The Fund will incur a loss, which may be unlimited, as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

Short Sales Against the Box. The Fund may engage in short sales against the box. As noted above, a short sale is made by selling a security the seller does not own. A short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. The Fund may enter into a short sale against the box, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Warrants and Stock Purchase Rights. Warrants and rights are options that entitle the holder to buy equity securities at a specific price for a specific period of time. The Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes the principal risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

No Operating History—The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. Investors will not have the opportunity to evaluate historical data or assess any of the Fund’s potential investments prior to purchasing Common Shares. It is designed for long-term investing and not as a vehicle for trading. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

Investment Risk— The value of the instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Price changes may be temporary or last for extended periods. The Fund intends to focus its investments in the energy MLP sector, and many of the MLPs in which the Fund may invest operate oil, gas or petroleum facilities, or other facilities within the energy sector. Accordingly, the Fund will have a greater exposure to risk of loss from adverse developments affecting the energy sector generally, and the energy MLP sector specifically. The Fund intends to use leverage, which will magnify the Fund’s investment, market and certain other risks.

Non-Diversification Risk—The Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than “diversified” funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Strategy Risk—The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a regular corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated and in some cases unsettled accounting, tax and valuation issues that may result in unexpected and potentially significant consequences for the Fund and its shareholders. In addition, accounting, tax and valuation procedures in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the Fund’s accounting, tax and valuation practices, which, in turn, could have material adverse consequences on the Fund and its shareholders.

Market Risk—An investment in Common Shares represents an indirect investment in the securities owned by the Fund, a significant portion of which are traded on a national securities exchange or in the OTC markets. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies the market risk. See “Leverage.”

Leverage Risk—The use of leverage creates an opportunity for increased Common Share net investment income dividends, but also creates risks for the holders of Common Shares. There is no assurance that the Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including the likelihood of greater volatility of the Fund’s NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; when the Fund uses financial leverage, the investment advisory fees payable to the Investment Adviser will be higher than if the Fund did not use leverage; and leverage may increase operating costs, which may reduce total return.

Certain types of leverage used by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements, or being subject to asset segregation requirements under the 1940 Act. These coverage, composition and segregation requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for fixed income securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The Fund may also engage in reverse repurchase agreements, which would create similar risks as leveraging the Fund’s investment portfolio.

Market Discount Risk—Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV per Common Share could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period of time following completion of this offering. The NAV per Common Share will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. In addition to changes in NAV, the market price of the Common Shares will be determined by factors such as (i) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund’s portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), (ii) supply of and demand for the Common Shares, (iii) trading volume of the Common Shares, (iv) general market, interest rate and economic conditions and (v) other factors that may be beyond the control of the Fund. The Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

Master Limited Partnership Risk—Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and its general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

The Fund’s ability to meet its investment objective will depend largely on the amount of the distributions it receives from the MLPs (in relation to the taxable income, gains, losses, and deductions allocated to it). The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by the MLP’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period. MLPs have the ability to modify their distribution policies from time to time without input from or approval of holders of their common units, such as the Fund.

Conflicts of interest may arise from incentive distribution payments paid to an MLP’s general partner, or referral of business opportunities by the general partner (or one of its affiliates) to an entity other than the MLP. Holders of an MLP’s general partner or managing member interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above a specified minimum quarterly distribution (“MQD”). Due to the IDRs, general partners of MLPs have higher distribution growth prospects than holders of common units, but quarterly incentive distribution payments would also decline at a greater rate than quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the holders of common units (the MLP’s limited partners or members) to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

MLPs owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unitholders. The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of unknown liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions. Furthermore, even if an MLP does consummate an acquisition that it believes will be accretive, the acquisition may instead result in a decrease in free cash flow.

Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If the parent or sponsor entities fail to make payments or satisfy their obligations to an MLP, the revenues and cash flows of that MLP and ability of that MLP to make distributions to unit holders such as the Fund would be adversely affected.

Certain MLPs in which the Fund may invest depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs in which the Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of those customers or suppliers could have a material adverse effect on an MLP’s results of operations and cash flow, and on its ability to make distributions to unit holders such as the Fund.

The Fund is not responsible for operating MLPs and similar entities and cannot control or monitor their compliance with applicable tax, securities and other laws and regulations necessary for the profitability of such investments. Holders of MLP units could potentially become subject to liability for all of the obligations of an MLP, if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state. Furthermore, the structures and terms of the MLPs and other entities described in this Prospectus may not be indicative of the structure and terms of every entity in which the Fund invests. Although the MLP sector has grown significantly in recent years, such market trends may not continue due to economic conditions, which are not predictable, or other factors.

Equity Securities Risk—A substantial percentage of the Fund’s assets are invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Units, and common stocks of other issuers. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. Prices and volatilities of I-Units tend to correlate to the price of MLP common units. Holders of I-Units are subject to the same risks as holders of MLP common units.

Energy MLP Sector Risks—Companies operating in the energy MLP sector are subject to risks that are specific to the industry in which they operate.

Midstream. Midstream companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Pipeline. Pipeline companies are subject to many risks, including varying demand for crude oil, natural gas, natural gas liquids or refined products in the markets served by the pipeline; changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities; and environmental regulation. Specifically, demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Pipeline MLPs and other pipeline companies are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates that these companies may charge for interstate pipeline transportation services. An adverse determination by FERC with respect to tariff rates of a pipeline MLP could have a material adverse effect on the business, financial conditions, result of operations, cash flows and prospects of that pipeline MLP and its ability to make cash distributions to its equity owners.

Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing companies directly to commodities price risk.

Exploration and production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues, but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices, future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Oil. In addition to the risks described above, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the United States and around the world, which may adversely affect certain MLPs and the oil industry in general.

Propane. Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.

Coal. Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act of 1990, as amended.

Power Infrastructure. Power infrastructure companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates, the change in the demand for electricity, the cost to produce power, and the regulatory environment. Further, share prices are partly based on the interest rate environment, the sustainability and potential growth of the dividend, and the outcome of various rate cases undertaken by the company or a regulatory body.

Marine Transportation. Marine transportation (or “tanker”) companies are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Fund’s portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Risk of Exposure to the Energy Sector — In addition to being directly susceptible to the specific risks in the industries in which they operate, energy MLPs and other companies in which the Fund may invest may also be susceptible to the risks associated with the energy sector generally. Such risks include commodity pricing risk and supply and demand risk, as well as depletion risk (the risk that companies in the energy sector are unable to acquire (at a reasonable cost) additional energy deposits sufficient to replace the natural decline of existing energy reserves), weather risk and catastrophic event risk (the risk that leaks, fires, explosions, damage from natural disasters, inadvertent damage, and terrorist attacks will result in substantial losses).

The energy sector is highly regulated. Companies operating in the energy sector, including MLPs, are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both.

There is an inherent risk that companies operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or energy assets could subject a company to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example: the Federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions; the Federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water; the Federal Resource Conservation and Recovery Act and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by energy companies, including MLPs, or at locations to which those companies have sent waste for disposal.

Natural Resources Risk—The Fund may invest in companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund’s investments in natural resources issuers will be subject to the risk that prices of these investments may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in natural resources issuers can be significantly affected by changes in the supply of or demand for natural resources. The value of investments in natural resources issuers may be adversely affected by a change in inflation.

Tax Risk—Tax risks associated with investments in the Fund include but are not limited to the following:

MLP Tax Risk. Much of the benefit that the Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner (including the Fund) is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which the Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent that the Fund invests in the equity securities of an MLP classified as a partnership, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP and take into account its allocable share of the MLP’s tax credits, regardless of whether the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

The portion of an MLP’s distributions to the Fund which are not derived from the MLP’s taxable income (return of capital distributions) generally will not be taxable to the Fund unless the amount distributed exceeds the Fund’s basis in its interest in the MLP. Distributions received by the Fund from an MLP will reduce the Fund’s adjusted basis in its interest in the MLP, but not below zero. A reduced basis generally will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of its interest in the MLP. Distributions from an MLP to the Fund in excess of the Fund’s basis in the MLP generally will be taxable to the Fund as capital gain. The Fund will not benefit from current favorable federal income tax rates on long-term capital gains because such rates do not apply to corporations.

Historically, energy and certain other MLPs have been able to offset a significant portion of their taxable income with tax deductions. The Fund will incur a current income tax liability on the portion of its share of the income and gain from each MLP investment that is not offset by its share of the MLP’s tax deductions or tax credits, or by the Fund’s net operating losses or net operating loss carryforwards, if any. The percentage of an MLP’s income that is offset by the MLP’s tax deductions will fluctuate over time. For example, new acquisitions of depreciable property by MLPs tend to generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by MLPs whose securities are owned by the Fund could increase the Fund’s current tax liability. If the percentage of the income allocated to the Fund that is offset by tax deductions declines, or the Fund’s portfolio turnover increases, the Fund could incur increased tax liabilities and the portion of the distributions paid by the Fund that is treated as tax-deferred return of capital would be reduced and the portion treated as taxable dividend income would be increased. This generally would result in lower after-tax distributions to Fund shareholders. If the amount of the Fund distribution to U.S. shareholders exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of, and in reduction of, U.S. shareholders’ tax basis in the shares, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. shareholder has held the applicable shares for more than one year. The portion of the distribution received by the U.S. shareholder from the Fund that constitutes a return of capital will decrease the U.S. Shareholder’s tax basis in his or her Fund shares (but not below zero), which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the U.S. shareholder for tax purposes on the later sale of such Fund shares.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.

The portion of the distributions received by the Fund each year that is considered a return of capital for tax purposes from the MLPs will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.

Fund Structure Risk. Unlike traditional mutual funds and closed-end funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.

Over the long term, the Fund intends to distribute substantially all of the Fund’s distributable cash flow, including amounts received as cash distributions from MLPs, interest payments received on debt securities and other payments on securities owned by the Fund, less Fund expenses. The Fund currently anticipates making distributions to its shareholders each fiscal quarter out of legally available funds. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay such distributions. Such sales could result in the Fund’s recognition of taxable income and gains, could result in the imposition of U.S. federal, state and local corporate income taxes on the Fund, and may increase the Fund’s current and accumulated earnings and profits, which would result in a greater portion of distributions to Fund shareholders being treated as dividends.

Unlike the MLP investments in which it invests, the Fund is not a pass-through vehicle. Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.

Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLPs in which the Fund invests. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s shareholders. For example, Congress could take action which would eliminate the tax benefits of depreciation, depletion and amortization deductions realized by MLPs. Alternatively, Congress could impose a tax on pass-through entities such as MLPs or eliminate the use of pass-through taxation entirely. The tax benefits of depreciation, depletion and amortization deductions realized by MLPs effectively defer the income of the MLPs and, in turn, the taxable income of the Fund. Without these benefits the Fund would be subject to current U.S. federal, state and local corporate income taxes on a greater proportion of its allocable share of the income and gains of MLPs in which it invests, and the Fund’s ability to pay distributions treated as return-of-capital distributions (for tax purposes) or as capital gains would be reduced. Imposing a tax on pass-through entities and/or eliminating the use of pass-through taxation entirely could result in three levels of tax—at the MLP level, the Fund level and the shareholder level.

Tax Estimation/NAV Risk. Because the Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s NAV, the Fund will account for its current taxes and deferred tax liability and/or asset balances.

The Fund may accrue a deferred income tax liability balance at the federal rates applicable to corporations, plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV which could have an effect on the market price of the shares. Upon the Fund’s sale of its interest in an MLP, the Fund may be liable for previously deferred taxes. The Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Deferred tax assets may constitute a relatively high percentage of the Fund’s NAV, thereby increasing the Fund’s NAV which could have an effect on the market price of the shares. To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. To the extent a valuation allowance differs from the estimates of the Fund used in calculating the Fund’s NAV, the application of such valuation allowance could have a material impact on the Fund’s NAV which could have an effect on the market price of the shares.

An estimate of current taxes and deferred tax liability and/or asset balances is dependent upon the Fund’s net investment income and unrealized gains on investments and such expenses may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of current taxes and deferred income tax liability and/or asset balances cannot be reliably predicted from year to year. As of the date of this Prospectus, the Fund had not yet commenced investment operations, and therefore had no current taxes and deferred tax assets or liabilities.

The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to the Fund’s taxable income in the years such balances are realized. The Fund will rely on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The Fund’s estimates regarding its current taxes and deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material. Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations with respect to the Fund’s shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset had been established.

The Fund may acquire MLP equity securities in varying increments at different prices over time, and the tax basis of each security may vary depending on the Fund’s receipt of one or more distributions characterized as returns of capital during the Fund’s holding period of that security. The tax basis of a security may differ significantly from the original cost or the current market value of the security, which if sold, may subject the Fund to taxation on the value received in excess of the adjusted tax basis, even if the sale price of the security is lower than its original acquisition cost. Additionally, distributions of earnings realized by the Fund from the sale of the security would generally be treated as taxable dividend income, as opposed to a non-taxable return of capital. It will be difficult for you to monitor the adjusted tax basis of each individual security in the portfolio, and therefore difficult to estimate the potential for embedded taxable gains if a security were to be sold at the current market price.

Initial Public Offering Risk—An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and other transaction costs. The Fund will generally be subject to tax on the sale of IPO shares at a gain. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

PIPEs Risk—The Fund may be involved in PIPEs or private financing of public companies. PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private financing. Because the sale of the securities is not registered under the 1933 Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.

Restricted and Illiquid Securities Risk— In addition to PIPEs, the Fund may invest in other illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Such investments may include unregistered securities offered in accordance with Rule 144A under the Securities Act. Investing in such securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities may reflect a discount, which could be significant, from the market price of comparable securities for which a liquid market exists.

Certain investments purchased by the Fund, particularly debt securities and over-the-counter traded instruments, may be liquid at the time of purchase, then subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the instruments.

In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source.

Liquidity Risk—Although the equity securities of the MLPs in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. In addition, the Fund may be one of the largest investors in certain sub-sectors of the energy MLP sector. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

During certain periods, the liquidity of particular issuers or industries, or of all securities within particular investment categories, may shrink or disappear, suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not those perceptions are accurate.

Valuation Risk—Market prices may not be readily available for some of the Fund’s investments, including PIPEs (as noted above), other equity securities issued by MLPs (such as subordinated units) MLP affiliates and general partners, and restricted or unregistered securities issued by other (non-MLP) companies. The value of such securities is determined in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Trustees. Proper valuation of such securities may entail greater reliance on the judgment of the Investment Adviser than will valuation of securities for which an active trading market exists.

Mid-Cap and Small-Cap Risk—Investments in mid- and small-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. See “Liquidity Risk” above. Mid- and small-capitalization companies may include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

Mid- and small-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in mid- and small-capitalization companies may be more difficult to value precisely than other types of securities because of their characteristics and lower trading volumes.

Delay in Use of Proceeds Risk—Although the Fund intends to invest the proceeds from the sale of the securities offered hereby as soon as practicable following the completion of this offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for securities of MLPs and energy companies may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in short-term, tax-exempt or taxable investment grade securities, pending investment in securities of MLPs or energy companies. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to security holders. See “Use of Proceeds.”

Competition Risk—A number of alternatives exist for investing in a portfolio of MLPs and their affiliates, including other publicly traded investment companies, structured notes, private funds, open-end funds and indexed products. These competitive conditions may adversely impact the Fund’s ability to meet its investment objective.

Royalty Trust Risk—Royalty trusts are exposed to many of the same risks as MLPs. The value of the equity securities of the royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices, and other factors. There can be no assurance that royalty trusts will pay distributions. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust. The financial performance of the royalty trust depends, in turn, on a variety of factors including interest rates, commodity prices (which will vary and are determined by supply and demand factors including weather and general economic and political conditions), issues relating to the regulation of, and operational risks relating to, the energy and natural resource industries. In many circumstances, royalty trusts have limited operating histories.

Many royalty trusts are involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values. Even if successful, oil and gas prices have fluctuated widely during the most recent years and may continue to do so in the future. Declining crude oil prices may cause the Fund to incur losses on its investments in royalty trusts. In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, and creation of government monopolies, as well as social, economic and political uncertainty and instability. Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.

Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally be more sensitive to changes in interest rates than short-term fixed income securities or instruments. Rising interest rates could also increase the costs of capital, making it more costly for MLPs and other companies operating in the energy sector to carry out acquisitions or otherwise expand their operations. Rising interest rates may also impact the price of equity securities of MLPs and other companies operating in the energy sector as the yields on alternative investments increase. With interest rates now close to historic lows, the risk of a rise in interest rates is greater.

Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and create significant losses on its investment in the related securities.

Credit risk may be more significant for the Fund because it may invest in debt securities that are non-investment grade (rated “Ba/BB” or below), or comparable unrated securities. Non-investment grade securities are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.” These securities are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. An economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. The secondary market for non-investment grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in a substantial loss in a security’s value.

Other Investment Company Risk—Subject to the limitations set forth in the 1940 Act and the Fund’s governing documents or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including exchange-traded funds (ETFs). When the Fund invests in other investment companies, it will bear its proportionate share of any fees and expenses borne by the other investment companies. An ETF that is based on a specific index, whether stock or otherwise, may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETF also incurs certain expenses not incurred by its applicable index. The market value of shares of ETFs may differ from their NAV.

Anti-Takeover Provisions Risk—The Fund’s Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status or to change the composition of the Board. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See “Additional Information About the Fund—Anti-Takeover Provisions.”

Temporary Defensive Strategies Risk—When the Investment Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its primary investment strategy as a defensive measure and invest in cash or short-term investment-grade instruments. To the extent that the Fund invests defensively, it may not achieve its investment objective.

Potential Conflicts of Interest Risk—The Investment Adviser is responsible for managing the Fund as well as other funds and accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. The same portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Investment Adviser seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.

OTHER PORTFOLIO RISKS

Convertible Securities Risk—The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock or other security. A unique feature of convertible securities is that as the market price of the underlying security declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying security. When the market price of the underlying security increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Derivatives Risk—The Fund may invest in options, swaps, and a wide variety of other derivative instruments described in the Statement of Additional Information. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Losses may also arise if the Fund receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. The use of derivatives also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

There are several risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The Fund may enter into total return swaps for both hedging purposes and to seek to increase total return. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

In addition, these transactions can involve greater risks than if the Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because bilateral swap agreements are two party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Foreign Investments Risk—The Fund may invest in securities issued by non-U.S. issuers. These investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. Foreign securities and cash will be held with foreign banks, agents and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Investments in foreign securities may take the form of sponsored and unsponsored ADRs, GDRs, EDRs or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

The risks of investment in foreign securities are heightened when the issuer is located in an emerging country. See “Description of Investment Securities and Practices—Foreign Securities” in the SAI.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, leverage expenses would likely increase, which would tend to further reduce returns to the holders of Common Shares.

Legal and Regulatory Risks. Legal and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

Congress recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Because the legislation leaves much to agency rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may also apply to certain other derivatives positions the Fund may wish to take. Under the exchange rules, all positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Investment Adviser and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Investment Adviser may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.

Government Intervention. The recent instability in the financial markets discussed above has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Fund.

Further, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are “predominantly engaged in financial activities,” such as the Fund and the Investment Adviser, whose failure it determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System (“Federal Reserve”). The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Fund, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits, and limiting short-term debt. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system.

The implementation of the Dodd-Frank Act could also adversely affect the Investment Adviser and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Investment Adviser’s and the Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Investment Adviser and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Investment Adviser and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Reliance on Service Providers. The Fund must rely upon the performance of service providers, including the Investment Adviser, to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Information Technology Systems. The Fund is dependent on the Investment Adviser and other service providers for investment management and back-office services. In particular, the Investment Adviser depends on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Investment Adviser’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Fund. Further, failure of the back-office functions of the Investment Adviser and the Fund’s other service providers could prejudice the investment performance of the Fund.

Misconduct of Employees and of Service Providers. Misconduct or misrepresentations by employees of the Investment Adviser or the Fund’s other service providers could cause significant losses to the Fund. Misconduct by employees of the Investment Adviser may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Misconduct by the Fund’s other service providers may include, without limitation, failing to recognize trades and misappropriating assets. In addition, employees of the Fund’s service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. Despite the Investment Adviser’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Adviser’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Adviser will identify or prevent any such misconduct.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund’s recognition of gains (losses) that will increase (decrease) the Fund’s tax liability and thereby impact the amount of the Fund’s after-tax distributions. In addition, high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as taxable dividends for federal income tax purposes.

Market Disruption and Geopolitical Risk. The terrorist attacks in the United States on September 11, 2001, had a disruptive effect on the securities markets. The ongoing U.S. military and related action in Afghanistan and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund’s operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Common Shares. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.

ETNs Risk—ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced underlying asset.

When-Issued and Delayed Delivery Transactions Risk. The Fund may purchase securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

MANAGEMENT OF THE FUND

The business and affairs of the Fund, including supervision of the duties performed by the Fund’s Investment Adviser, are managed under the direction of its Board of Trustees. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser

CBRE Clarion Securities LLC serves as the Fund’s investment adviser (“CBRE Clarion” or the “Investment Adviser”). The principal executive offices of CBRE Clarion are located at 201 King of Prussia Road, Suite 600, Radnor, PA 19087. The Investment Adviser and its predecessors have been engaged in the investment management business since 1992. As of December 31, 2013, CBRE had assets under management of approximately $23 billion.

The Investment Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Board of Trustees of the Trust (the “Board”) supervises the Investment Adviser and establishes policies that the Investment Adviser must follow in its management activities.

Management Fees

Pursuant to the Management Agreement, the Investment Adviser is entitled to receive a monthly management fee at an annual rate equal to [—]% of the average daily value of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Investment Adviser may voluntarily waive a portion of its management fees from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ initial approval of the Management Agreement for the Fund will be available in the Fund’s annual report for the period ending [—], 2014.

Portfolio Managers

T. Ritson Ferguson, Jeremy Anagnos and Hinds Howard are primarily responsible for the day to day management of the Fund and have managed the Fund since its inception.

Mr. Ferguson has been Chief Executive Officer and Co-Chief Investment of the Investment Adviser since 1991. Mr. Ferguson provides oversight of the firm’s operations, oversees the day-to-day management of the portfolios and is a member of the Investment Adviser’s Investment Policy Committee. Mr. Ferguson is an honors MBA graduate of Wharton (University of Pennsylvania) and holds a BS from Duke University (summa cum laude. Phi Beta Kappa). He is a member of the National Association of Real Estate Investment Trusts (NAREIT) and its Institutional Investor Committee, and of the Financial Analysts of Philadelphia and the CFA Institute. Mr. Ferguson is a holder of the Chartered Financial Analyst (CFA) designation.

Mr. Anagnos joined the Investment Adviser in 2011 and is a Senior Global Portfolio Manager, member of the Investment Adviser’s Investment Policy Committee and leader of the Global Infrastructure Team and Investment Strategy. Prior to joining the Investment Adviser, Mr. Anagnos served as Co-Chief Investment Officer of CB Richard Ellis Investors’ Securities Team responsible for portfolio management of global real estate securities separate accounts and funds from 2004 to 2011. Mr. Anagnos is a holder of the Chartered Financial Analyst (CFA) designation.

Mr. Howard joined the Investment Adviser in 2013 and is a Vice President and Assistant Portfolio Manager. Prior to joining the Investment Adviser, Mr. Howard served as Chief Investment Officer and Portfolio Manager of Guzman Investment Strategies, a registered investment adviser responsible for research and portfolio management for MLP-focused separate accounts and for an MLP-focused private investment fund, Guzman Infrastructure Fund,

L.P. from 2012 to 2013. Mr. Howard co-founded and served as portfolio manager for Curbstone Group, a registered investment advisor, where he was responsible for research and portfolio management for MLP-focused separate accounts from 2009 to 2012. Mr. Howard’s prior experience includes 3 years with Lehman Brothers first as an analyst from 2004 to 2006, covering the MLP sector for the Investment Banking Division of Lehman Brothers, and as an associate from 2006 to 2007 in the Private Equity group, as part of the team that founded an MLP investment fund.

For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Fund, see “Management Services—Portfolio Managers’ Compensation” in the SAI.

Control Person

Prior to the offering, [—] will purchase Common Shares from the Fund in an amount sufficient to satisfy the Fund’s net worth requirements under Section 14(a) of the 1940 Act. At that time, [—] will own 100% of the outstanding Common Shares. [—] may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares.

LEVERAGE

As soon as practicable following the public offering of the Common Shares (subject to market conditions), the Fund intends to use leverage to seek to achieve its investment objective. The Fund’s use of leverage is subject to risks and will cause the Fund’s NAV to be more volatile than if leverage was not used. There is no assurance that the Fund’s leveraging strategies will be successful. See “Principal Risks of the Fund—Leverage Risk.”

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. Although it has no current intention to do so, the Fund may also issue Preferred Shares The Fund initially intends to use leverage obtained from borrowings from a financial institution in an amount, representing up to approximately 25% of the Fund’s Managed Assets, but reserves the right to leverage to the extent permitted by the 1940 Act. If the Fund uses leverage, the amount of fees paid to the Investment Adviser for its services will be higher than if the Fund does not use leverage, because the fees paid are calculated based on Managed Assets, which includes assets purchased with leverage. Therefore, the Investment Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Investment Adviser and common shareholders, as only the common shareholders would bear the fees and expenses incurred through the Fund’s use of leverage, including the issuance of Preferred Shares, if any. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors. See “Fund Fees and Expenses.”

In addition, the Fund may engage in investment management techniques other than those noted above that may have similar effects as leverage, including, among others, forward foreign currency exchange contracts, futures contracts, call and put options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps), forward contracts, loans of portfolio securities, short sales, when-issued, delayed delivery or forward commitment transactions and other derivative instruments. The Fund may use leverage opportunistically, though not at all times, and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, based on the Investment Adviser’s assessment of market conditions and the investment environment, and the costs that the Fund would incur as a result of such leverage. There is no assurance that the Fund will utilize any form or combination of leverage.

Under the 1940 Act, the Fund may not incur indebtedness if, immediately after incurring such indebtedness, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% (i.e., the value of the Fund’s total assets less liabilities other than the principal amount represented by indebtedness must be at least 300% of the principal amount represented by indebtedness at the time of issuance). Additionally, the Fund generally may not declare any dividend or other distribution on the Common Shares unless, at the time of such declaration and after deducting the amount of such dividend or other distribution, the Fund has an asset coverage ratio of 300%. The Fund may also utilize indebtedness in excess of such limit for temporary purposes such as the settlement of transactions.

The terms of any such indebtedness may impose specific restrictions as a condition to borrowing and may require the Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender in addition to the traditional interest expense on amounts borrowed. Any such requirements would increase the cost of such indebtedness over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such indebtedness, which right will be senior to those of the common shareholders. If the Fund utilizes indebtedness, the common shareholders will bear the offering costs of the issuance of any indebtedness. In addition, the Fund expects that any credit facility that it enters into, or any notes that it issues, would contain provisions limiting certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances.

The use of leverage can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of Common Shares. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per Common Share to a greater extent than if the Fund did not utilize leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its shares. During periods in which the Fund is using leverage, the fees paid to the Investment Adviser for advisory services will be higher than if the Fund did not use leverage, because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the proceeds from leverage. The Fund’s leverage strategy may not be successful.

Certain types of leverage by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with its investment objective and policies if the Fund were to utilize leverage.

In addition, the Fund may invest in derivatives, reverse repurchase agreements and economically similar transactions that have economic characteristics similar to leverage. To the extent the terms of such transactions obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities to cover its obligations in accordance with applicable interpretations of the staff of the SEC. Such segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or included in calculating the aggregate amount of the Fund’s financial leverage. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. To the extent that the Fund’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to asset coverage requirements.

The Fund’s willingness to utilize leverage, and the amount of leverage the Fund will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Fund’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging of the Common Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objectives and policies.

Effects of Leverage

Assuming that leverage will represent approximately 25% of the Fund’s Managed Assets and that the Fund will bear expenses relating to that leverage at an average annual rate of [—]%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed [—]% in order to cover the expenses specifically related to the Fund’s use of leverage. Of course, these numbers are estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above. The Fund expects that it will take up to six months for it to fully implement its intended amount of economic leverage.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming hypothetical annual investment portfolio total returns, net of expenses (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further assumes that the Fund uses borrowings representing [—]% of the Fund’s Managed Assets (which includes the amounts of leverage obtained through such borrowings) and a projected annual rate of interest on the borrowings of [—]%. See “Principal Risks of the Fund.”

Assumed Portfolio Total Return (net of expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	[—]%	[—]%	-[—]%	[—]%	[—]%

Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the return it receives on its investments is entirely offset by losses in the value of those investments.

If the Fund uses leverage, the amount of fees paid to the Investment Adviser for its services will be higher than if the Fund does not use leverage, because the fees paid are calculated based on Managed Assets, which includes assets purchased with leverage. Therefore, the Investment Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Investment Adviser and common shareholders, as only the common shareholders would bear the fees and expenses incurred through the Fund’s use of leverage. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors. See “Fund Fees and Expenses.”

Preferred Shares

The Fund may leverage its portfolio by issuing Preferred Shares. Under the 1940 Act, the Fund is not permitted to issue Preferred Shares if, immediately after such issuance, the liquidation value of the Fund’s outstanding Preferred Shares exceeds 50% of its assets (including the proceeds from the issuance of the Preferred Shares) less liabilities other than borrowings (i.e., the value of the Fund’s assets must be at least 200% of the liquidation value of its outstanding Preferred Shares). In addition, the Fund would not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value. The Fund does not currently intend to issue Preferred Shares.

If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain asset coverage of any Preferred Shares of at least 200%. The Fund expects that it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. It is not anticipated that these covenants or guidelines would impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. If the Fund has Preferred Shares outstanding, two of the Fund’s Trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class.

ADDITIONAL INFORMATION ABOUT THE FUND

Description of Shares

Common Shares. The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of February 24, 2014 and a Declaration of Trust dated as of [—], 2014 (the “Declaration of Trust”). The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $0.001 per share. If and whenever Preferred Shares are outstanding, the holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. Subject to the rights of the holders of Preferred Shares, all Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

Shareholders have no pre-emptive or conversion rights. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, including liquidation of Preferred Shares, if any, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares.

The Board of Trustees may classify or reclassify any issued or unissued Shares of the Fund into shares of any class by redesignating such Shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of repurchase of such Shares. Any such classification or reclassification will comply with the provisions of the Declaration of Trust and the 1940 Act. Any additional offerings of shares, including Preferred Shares, will require approval by the Fund’s Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund intends to apply to list the Common Shares on the NYSE, under the symbol “[—].” NAV will be reduced immediately following the offering of Common Shares by the amount of the sales load and the amount of the offering expenses paid by the Fund. See “Fund Fees and Expenses.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Preferred Shares. The Declaration of Trust provides that the Fund’s Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any Preferred Shares that might be issued. The Fund has no current intention to issue Preferred Shares.

The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund currently has the ability to issue leverage, which may include Preferred Shares, representing up to 50% of the Fund’s Managed Assets immediately after the leverage is issued. The terms of any Preferred Shares will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below. Please see “Shares of the Fund” in the SAI for more information.

Distributions

Over the long term, the Fund intends to distribute substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses. The Fund currently anticipates making distributions to its shareholders each fiscal quarter out of legally available funds. The Fund expects to declare the initial quarterly dividend on the Fund’s Common Shares approximately 45 days after completion of this offering and to pay that initial quarterly dividend approximately 60 to 90 days after completion of this offering, depending on market conditions. The Fund may adopt a managed distribution policy under which it would endeavor to make regular monthly or quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

Due to the tax treatment under current law of cash distributions made by MLPs in which the Fund invests, the Fund expects to distribute cash in excess of its earnings and profits (as computed for tax purposes) to its common shareholders, which may be treated as a return of capital for tax purposes to the extent of the common shareholders’ bases in the Fund’s Common Shares. To the extent that distributions to a common shareholder are treated as a return of capital, such shareholder’s basis in the Common Shares will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares. In some cases, all or a portion of a distribution that is treated as a return of capital for tax purposes could be a return of a shareholder’s investment from an economic perspective. For a more detailed discussion of the taxation of distributions made by the Fund, please see “Taxation—Federal Income Taxation of Holders of the Fund’s Shares—U.S. Shareholders—Receipt of Distributions.”

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

Various factors will affect the level of the Fund’s income, including the asset mix, the amount of leverage utilized by the Fund and the effects thereof and the Fund’s use of hedging. The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its quarterly distributions at any time and may do so without prior notice to common shareholders.

Shareholders will automatically have all dividends and distributions reinvested in Common Shares of the Fund purchased in the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Additional Information About the Fund—Dividend Reinvestment Plan.”

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting [—] (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator for shareholders in additional common shares of the Trust through the Trust’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to [  ]% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by [  ]% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or [  ] days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Trust will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately [  ] days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to [  ]% of the then current market price per common share, the dollar amount of the Dividend will be divided by [  ]% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of shares through the Plan Administrator are subject to a $[—] sales fee and a $[—] per share sold brokerage commission.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to [—].

Anti-Takeover Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. Any Trustee may be removed for cause only, and not without cause, and only by action taken by a majority of the remaining Trustees then in office followed by the holders of at least seventy-five percent (75%) of the outstanding shares entitled to vote in an election of such Trustee or by a Delaware court of competent jurisdiction.

In addition, the Fund’s Declaration of Trust requires the favorable vote of the majority of the entire Board of Trustees, and the holders of not less than seventy-five percent (75%) of outstanding shares of each affected class or series entitled to vote thereon to approve, adopt or authorize certain transactions, including: a merger or consolidation or share exchange of the Fund with or into any person or company; the issuance or transfer by the Fund of the Fund’s shares to any Principal Shareholder (as defined below) for cash, securities or other property (or combination thereof) having an aggregate fair market value of $5,000,000 or more (except as may be made pursuant to a public offering, the Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights); a sale, lease, exchange, mortgage, pledge, transfer or other disposition of Fund assets to or with any Principal Shareholder, having an aggregate fair market value of $5,000,000 or more (except in the ordinary course of business or in connection with a credit facility); the dissolution, liquidation or termination of the Fund; the issuance of any securities of the Fund to any Principal Shareholder for cash (except as part of an offering in which the Principal Shareholder has no special right to participate as compared to other holders of the same class of Shares, or investors at large); or any shareholder proposal regarding specific investment decisions made or to be made with respect to Fund assets. For purposes of these provisions, a “Principal Shareholder” refers to any corporation, person or other entity who, whether directly or indirectly and whether alone or together with its Affiliates and Associates (as defined in the Declaration of Trust), beneficially owns 5% or more of the outstanding shares of the Fund.

The Board of Trustees has determined that the provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are generally greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

The Fund’s Bylaws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 120 calendar days nor more than 150 calendar days prior to the first anniversary date of the proxy statement for the preceding year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the Bylaws. Reference should be made to the Bylaws on file with the SEC for the full text of these provisions.

Conversion to Open-End Fund

The Trustees may at any time propose conversion of the Fund to an open-end management investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing. In considering whether to submit an open-ending proposal to shareholders, the Trustees might consider, among other factors, any differences in operating expenses between open-end and a closed-end fund like the Fund (due to the expenses of standing ready to effect redemptions), the potentially adverse tax consequences once a fund is open-ended (including the potential requirement to liquidate investments in MLPs to fund redemptions, which could result in the recognition of income to the Fund), the liquidity of the Fund’s portfolio and the impact of open-ending on portfolio management policies. Approval of conversion of the Fund to an open-end investment company requires the affirmative vote or consent of a majority of the entire Board of Trustees and the holders of not less than seventy-five percent (75%) of Shares outstanding and entitled to vote thereon. Such approval is in addition to any vote or consent of the shareholders otherwise required by law.

Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their next computed NAV less any redemption charge as might be in effect at the time of redemption. If the Fund is converted to an open-end management investment company, it could be required to liquidate portfolio securities to meet requests for redemption. The Fund may have to limit its holdings of illiquid securities and the inflows and outflows of open-end fund shares may alter the investment strategies that the Fund may use. If the Fund were to experience significant redemptions as an open-end fund, the decrease in total assets could result in a higher expense ratio and inefficiencies in portfolio management. In this regard, the Fund could reserve the right to effect redemptions in-kind with portfolio securities, which would subject redeeming shareholders to transaction costs in liquidating those securities. The Fund may also impose a redemption fee.

Closed-End Fund Structure

The Fund is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the stock exchange like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the Fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Repurchase of Common Shares

Shares of closed-end investment companies often trade at a discount to their NAV, and the Fund’s Common Shares may also trade at a discount to their NAV, although it is possible that they may trade at a premium above NAV. The market price of the Fund’s Common Shares will be determined by such factors as relative demand for and supply of such Common Shares in the market, the Fund’s NAV, general market and economic conditions and other factors beyond the control of the Fund. See “Net Asset Value” and “Additional Information About the Fund—Description of Shares.” Although the Fund’s common shareholders will not have the right to redeem their Common Shares, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares. This may have the effect of reducing any market discount from NAV.

The Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. There is no assurance that, if action is undertaken to repurchase or tender for Common Shares, such action will result in the Common Shares’ trading at a price which approximates their NAV. Although share repurchases and tenders could have a favorable effect on the market price of the Fund’s Common Shares, you should be aware that the acquisition of Common Shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act and the NYSE or other principal stock exchange on which the Common Shares are traded. The Board of Trustees might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund. For additional information, see “Shares of the Fund” in the SAI.

NET ASSET VALUE

In accordance with procedures adopted by the Board of Trustees of the Fund, the NAV per Common Share of the Fund is calculated by subtracting the Fund’s liabilities (including accrued expenses, dividends payable and any borrowings of the Fund), and the liquidation value of any outstanding Preferred Shares of the Fund from the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares of the Fund outstanding.

All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern time) or such other time as the NYSE may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities of the Fund for which market quotations are readily available are valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on NASDAQ will be valued at the last sale price, or the official closing price, on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Fund’s net asset value, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the net asset value is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under sections (i) or (ii) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (iv) fixed income securities, with the exception of short term securities with remaining maturities of 60 days or less, will be valued using evaluated prices provided by a recognized pricing service (e.g., Interactive Data Corp., Reuters, etc.) or dealer-supplied quotations; (v) fixed income securities for which accurate market quotations are not readily available are valued by the Investment Adviser based on valuation models that take into account various factors such as spread and daily yield changes on government or other securities in the appropriate market (i.e. matrix pricing); (vi) short-term fixed income securities with a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined to approximate fair value; (vii) investments in open-end registered investment companies (excluding investments in ETFs) are valued based on the NAV of those registered investment companies (which may use fair value pricing as discussed in their prospectus); and (viii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees.

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the statutory federal income tax rate (currently a maximum rate of 35%) (“Corporate Tax Rate”), as well as state and local income taxes. In calculating the Fund’s NAV, the Fund will, among other things, account for its current taxes and deferred tax liability and/or asset balances. The Fund may accrue a deferred income tax liability balance at the Corporate Tax Rate, plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. The Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

TAXATION

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. Shareholder (as defined below).

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequence of Fund distributions and the sale of your Fund shares.

Certain U.S. Federal Income Tax Matters

The following is a general summary of certain U.S. federal income tax considerations affecting the Fund and investors in the Fund. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances or to investors who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, S corporations, individual retirement accounts, certain tax-deferred accounts or foreign investors.

Unless otherwise noted, this discussion assumes that you are a U.S. Shareholder and that you hold Fund shares as capital assets. For purposes of this summary, a “U.S. Shareholder” means a beneficial owner of the Fund’s shares that, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S., (ii) a corporation or other entity taxable as a corporation created in or organized under the laws of the U.S. or any state of the U.S., (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. If a partnership holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their own tax advisors.

The following discussion is based upon the Internal Revenue Code, Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date of this prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding any matter discussed in this prospectus. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or your investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information set out below.

Tax matters are complicated, and the tax consequences of an investment in and holding of the Fund’s shares will depend on the particular facts of each investor’s situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local or foreign tax consequences to you before making an investment in the Fund’s shares.

Federal Income Taxation of the Fund. Although the Internal Revenue Code generally provides that a regulated investment company does not pay an entity-level income tax, provided that it distributes all or substantially all of its income, the Fund does not meet current tests for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code because of the fact that most or substantially all of the Fund’s investments will consist of investments in certain MLPs intended to be treated as partnerships for federal income tax purposes. The regulated investment company tax rules therefore do not apply to the Fund or to its shareholders. As a result, the Fund is treated as a corporation for federal and state income tax purposes, and will pay federal and state income tax on its taxable income.

The Fund invests primarily in MLPs, which generally are intended to be treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income or loss in computing the Fund’s taxable income or loss, regardless of the extent (if any) to which the MLPs make distributions. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. Past performance is not necessarily an indication of future results and there is no assurance that the Fund’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized and cash distributions are less than the taxable income allocated to the Fund, there may be greater tax expense borne by the Fund and less cash available to distribute to shareholders or to pay to expenses.

The Fund will be subject to U.S. federal income tax at the regular corporate income tax rates on the Fund’s share of any taxable income from the investment in MLPs and on gain recognized by the Fund on any sale of equity securities of an MLP. As explained above, cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities of an MLP.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income. Such items may increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Federal Income Taxation of Holders of the Fund’s Shares—U.S. Shareholders

Receipt of Distributions. Distributions made to you by the Fund will generally constitute taxable dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund intends to invest, the Fund anticipates that the distributed cash from the MLPs generally will exceed the Fund’s share of the MLPs’ taxable income. Consequently, the Fund anticipates that only a portion of the Fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund’s current and accumulated earnings and profits, your basis in the Fund’s shares with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain.

Because the Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the Fund’s earnings and profits. For example, the Fund’s earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income for such year.

Distributions to you from the Fund treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but are generally expected to be treated as “qualified dividend income” to eligible taxpayers. Qualified dividend income received by individuals and other noncorporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%, or, for certain high income individuals, 20%. For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.

In addition to constituting qualified dividend income to noncorporate investors, such dividends are expected to be eligible for the dividends received deduction available to corporate shareholders of the Fund under Section 243 of the Internal Revenue Code. However, corporate shareholders of the Fund should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) a corporate shareholder of the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in shares of the Fund is financed with indebtedness. Corporate shareholders of the Fund should consult their own tax advisors regarding the application of these limitations to their particular situations.

If you participate in the Fund’s automatic Dividend Reinvestment Plan, upon the Fund’s payment of a dividend to you, you will be treated for federal income tax purposes as receiving a taxable distribution from the Fund in an amount equal to (i) if newly issued shares are issued under the Dividend Reinvestment Plan, the fair market value of the shares issued to you under the plan or (ii) if reinvestment is made through open-market purchases under the Dividend Reinvestment Plan, the amount of cash allocated to the shareholder for the purchase of shares on its behalf on the open market. The portion of such a distribution that is treated as dividend income will be determined under the rules described above.

Sales of Shares. Upon a sale of your shares to a third party, you generally will recognize capital gain or loss equal to the difference between the cost of your shares and the amount you receive when you sell them. Any such capital gain or loss will be a long-term capital gain or loss if you held the shares for more than one year at the time of disposition. Long-term capital gains of noncorporate shareholders of the Fund (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15%, or, for certain high income individuals, 20%. The deductibility of capital losses for both corporate and non-corporate shareholders of the Fund is subject to limitations under the Internal Revenue Code.

Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI. Because the Fund is a corporation for federal income tax purposes, an owner of the Fund’s shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or the redemption of the Fund’s shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired. Similarly, the income and gain realized from an investment in the Fund’s shares by an investor that is a regulated investment company will constitute qualifying income for the regulated investment company.

Foreign, State and Local Taxes. It is possible that the Fund may be liable for foreign, state and local taxes payable in the country, state or locality in which it is a resident or doing business or in a country, state or locality in which an MLP in which the Fund invests conducts or is deemed to conduct business.

Medicare Tax. An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Cost Basis Reporting. Recent legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a C corporation such as the Fund, to the Internal Revenue Service and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

You should consult your own tax advisor about federal, state and local tax consequences in light of your particular tax situation.

Federal Income Taxation of Holders of the Fund’s Shares—Non-U.S. Shareholders

For purposes of this summary, the term “Non-U.S. Shareholder” means a beneficial owner of the Fund’s shares that is not a U.S. Shareholder.

Dividends to Non-U.S. Shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder.

Any capital gain realized by a Non-U.S. Shareholder upon a sale of shares of the Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the Common Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Internal Revenue Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of shares become, a U.S. real property holding corporation. If the Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Common Shares are regularly traded on an established securities market (such as the NYSE), only a Non-U.S. Shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the Fund’s Common Shares will be subject to United States federal income tax on the disposition of Common Shares.

Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of shares of the Fund.

Non-U.S. shareholders of the Fund may also be subject to U.S. estate tax with respect to their shares of the Fund.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.

Each Non-U.S. Shareholder should consult his, her or its own tax advisor regarding the U.S. and non-U.S. tax consequences of ownership of the Fund’s shares and receipt of distributions from the Fund.

Backup Withholding

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, W-8BEN or other applicable form. Furthermore, the Service may notify the Fund to institute backup withholding if the Service determines that your TIN is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 28%.

UNDERWRITERS

Under the terms and subject to the conditions contained in the underwriting agreement dated the date of the final prospectus, the Underwriters named below, for whom [—] are acting as representatives (the “Representatives”), have agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Underwriters	Number of Common Shares
[—]	[—]

Total	[—]

The Underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such Common Shares are taken. However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $[—]per Common Share under the initial offering price. The underwriting discounts and commissions (sales load) of $[—] per Common Share are equal to [—]% of the initial offering price. Investors must pay for any Common Shares purchased on or before [—].

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of [—] Common Shares at the initial offering price per Common Share listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table. If the Underwriters’ over-allotment option is exercised in full, the total price to the public would be $[—], the total Underwriters’ discounts and commissions (sales load) would be $[—], the estimated offering expenses borne by the Fund would be $[—] and the total proceeds to the Fund would be $[—].

The following table summarizes the estimated expenses that the Fund will pay:

	Per Common Share		Total
	Without Overallotment	With Overallotment	Without Overallotment	With Overallotment
Public offering price	$ [—]	$ [—]	$ [—]	$ [—]
Sales load	$ [—]	$ [—]	$ [—]	$ [—]
Estimated offering expenses	$ [—]	$ [—]	$ [—]	$ [—]
Proceeds, after expenses, to the Fund	$ [—]	$ [—]	$ [—]	$ [—]

Offering expenses paid by the Fund (other than sales load) will not exceed $[—]per Common Share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Investment Adviser will pay the excess. The aggregate offering expenses (excluding sales load) are estimated to be $[—]in total, $[—]of which will be borne by the Fund (or $[—]if the Underwriters exercise their over-allotment option in full).

In order to meet requirements for listing the Common Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares ($[—]).

The Fund intends to apply to list the Common Shares on the NYSE under the symbol “[—].”

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Investment Adviser and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically. The Fund, the Investment Adviser and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

Additional Compensation Paid by the Adviser

The Investment Adviser (and not the Fund) has agreed to pay certain Underwriters compensation in addition to the sales load compensation that the Underwriters will receive from the Fund. The Investment Adviser (and not the Fund) has agreed to pay [—]from its own assets, upfront structuring and syndication fees in the amount of $[—]for advice relating to the design and structuring of the Fund, including without limitation, views from an investor market, distribution and syndication perspective on (i) diversification, proportion and concentration approaches for the Fund’s investments in light of current market conditions, (ii) marketing issues with respect to the Fund’s investment policies and proposed investments, (iii) the proportion of the Fund’s assets to invest in the Fund’s strategies, (iv) the overall marketing and positioning thesis for the offering of the Common Shares, (v) securing participants in the Fund’s initial public offering, (vi) preparation of marketing and diligence materials for the Underwriters, (vii) conveying information and market updates to the Underwriters, and (viii) coordinating syndicate orders in this offering. If the overallotment option is not exercised, the upfront structuring and syndication fees paid to [—]will not exceed [—]% of the total public offering price of the Common Shares. These services provided by [—]to the Investment Adviser are unrelated to the Investment Adviser’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

The Investment Adviser has agreed to pay compensation to, and reimburse the reasonable and documented out-of-pocket expenses incurred by, certain registered personnel of [—]who participate as wholesalers in the marketing of Common Shares. The Fund will reimburse the Investment Adviser for these fees and reimbursements, but only to the extent that such fees and reimbursements when added to all other Fund offering expenses (other than the sales load) do not exceed $[—]per Common Share. The compensation and reimbursable expenses to [—]will not exceed [—]% of the total public offering price of the Common Shares.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load that the Fund will pay of $[—]per Common Share is equal to [—]% of the public offering price of the Common Shares. The sum total of all compensation to the Underwriters in connection with this public offering of Common Shares, including sales load, expense reimbursement and all forms of syndication structuring fee payments to the Underwriters and other expenses, including payments made to [—]as described in the preceding paragraph, will be limited to not more than [—]% of the total public offering price of the Common Shares.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bingham McCutchen, LLP, Washington, DC and for the underwriters by [—].

CUSTODIAN, TRANSFER AGENT, ACCOUNTING AGENT AND ADMINISTRATOR

The Custodian, Administrator, Accounting Agent and Transfer Agent of the Fund is [—], located at [—]. As custodian, [—] performs custodial services. As fund accountant, [—] calculates the Fund’s net asset value and performs fund accounting and portfolio accounting services. As administrator, [—] generally assists in the administration and operation of the Fund. [—] will also serve as transfer agent and dividend paying agent with respect to the Common Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[—] is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

APPENDIX A

[—] Shares

CBRE Clarion MLP Select Income

Opportunities Fund

Common Shares

$[—] per Share

PROSPECTUS

            , 2014

[Underwriters]

Through and including [—] (25 days after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

SUBJECT TO COMPLETION, DATED MARCH 14, 2014

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer and sale is not permitted.

CBRE CLARION MLP SELECT INCOME OPPORTUNITIES FUND

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI describes the CBRE Clarion MLP Select Income Opportunities Fund (the “Fund”). This SAI should be read in conjunction with the Prospectus for common shares of the beneficial interest of the Fund (“Common Shares”), dated [•], as it may be further amended and/or supplemented (the “Prospectus”). The Prospectus may be obtained without charge by calling the telephone number or writing to one of the addresses listed below.

The Fund’s Prospectus and annual report (when available) may be obtained at the Fund’s website: [•]

This Statement of Additional Information is dated [•].

i

ii

INTRODUCTION

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust and was established by the Certificate of Trust dated February 24, 2014.

CBRE Clarion Securities LLC (“CBRE Clarion” or the “Investment Adviser”) serves as the investment adviser to the Fund.

The following information relates to and supplements the description of the Fund’s investment objective and policies contained in the Prospectus. See the Prospectus for a more complete description of the Fund’s investment objective and policies. Investing in the Fund entails certain risks and there is no assurance that the Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective and policies of the Fund, and the associated risks of the Fund, are discussed in the Fund’s Prospectus, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Additional information about the Fund, its policies, and the investment instruments it may hold is provided below. The Fund seeks to produce a high level of total return, through a combination of tax-deferred current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment program will be successful.

The Fund seeks to achieve its investment objective by investing primarily in equity securities issued by energy MLPs. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in MLPs. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs structured as LPs or LLCs that are taxed as corporations; MLP institutional units (“I-units”); MLP general partner interests and corporations whose primary assets are interests in MLPs; and private investments in public equities (“PIPEs”) issued by MLPs. The Fund expects to focus its initial investments on midstream MLPs, specifically those engaged in the storage, pipeline transportation, gathering, processing, fractionation, and terminalling of crude oil, refined products, natural gas, or natural gas liquids. Midstream MLPs may also operate ancillary businesses including marketing of energy products and logistical services. The Fund may also invest in upstream MLP investments, including companies that are engaged in the exploration, recovery, development and production of crude oil, natural gas and natural gas liquids, and downstream MLP investments, including companies that are primarily engaged in the processing, treatment, and refining of natural gas liquids and crude oil. The MLPs in which the Fund invests may also engage in owning, managing and transporting alternative energy assets, including alternative fuels such as ethanol, hydrogen and biodiesel. The Fund may also invest in initial public offerings (“IPOs”). The Fund may invest in MLPs of any capitalization size.

“Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

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MLPs formed as LPs or LLCs are generally treated as partnerships for U.S. federal income tax purposes. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. MLPs are generally publicly traded, are regulated by the SEC and must make public filings like any publicly traded corporation. The Fund may also invest in privately placed securities of publicly traded MLPs.

The Fund may invest up to 20% of its Managed Assets in a variety of other investment instruments and strategies, including those described in the Prospectus and this SAI. These include, for example, debt securities issued by MLPs and securities (other than I-units) that provide an indirect interest in MLPs, such as exchange-traded funds (“ETFs”). The Fund may also invest in securities of corporations that operate in the energy sector or that hold energy assets, as well as securities and other instruments issued by income and royalty trusts. While the Fund may invest in derivatives for hedging purposes, the Fund generally does not intend to hedge its exposures.

Tax Matters. The income from equity securities of certain MLPs is treated as qualifying income for purposes of qualifying as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). However, a regulated investment company may not invest more than 25% of its assets in the equity securities of MLPs that are taxed as partnerships. Thus, the Fund does not expect that it will be eligible to elect to be treated as a regulated investment company because the Fund intends to invest more than 25% of its assets in the equity securities of MLPs that are taxed as partnerships. The Fund will be treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to federal and applicable state corporate income tax to the extent the Fund recognizes taxable income. The types of MLPs in which the Fund intends to invest historically have made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members, due to a variety of factors, including significant non-cash deductions such as depreciation and depletion. If the cash distributions exceed the taxable income reported in a particular tax year, the excess cash distributions would not be taxed as income to the Fund in that tax year but rather would be treated as a return of capital for federal income tax purposes to the extent of the Fund’s basis in its MLP units. Similarly, the Fund expects to distribute cash in excess of its earnings and profits (as computed for tax purposes) to its holders of Common Shares (“common shareholders”), which may be treated as a return of capital for tax purposes to the extent of the common shareholders’ bases in the Fund’s Common Shares. However, there can be no assurance in this regard. If these expectations are not realized, the Fund will have more corporate income tax expense than expected, which will result in less cash available to distribute to its common shareholders. Additionally, a greater portion of distributions to the Fund’s common shareholders would be treated as a taxable dividend, as opposed to a return of capital for tax purposes. See “Taxation”.

The Investment Adviser believes that it can construct and manage a portfolio of select energy MLPs that can produce secure, growing income and capital appreciation for the Fund’s investors. The Investment Adviser’s portfolio construction process combines a top-down analysis of the energy MLP sector with bottom up security selection rooted in fundamental analysis of individual MLPs using sector-specific and relative quality metrics. The process reflects a combination of the direct MLP investing experience of the Fund’s portfolio managers and best practices derived from the Investment Adviser’s experience as an institutional asset manager.

The Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions. The Fund should not be relied upon as a complete investment program. Additional information about the Fund, its policies and the investment instruments it may hold is provided below.

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES

Master Limited Partnerships

A MLP is an entity generally receiving partnership taxation treatment under the Code, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership; and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. Due to their partnership structure, MLPs generally do not pay income taxes.

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To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. Many of the MLPs in which the Fund invests operate oil, gas or petroleum facilities, or other facilities within the energy sector.

MLP Equity Securities

Equity securities issued by MLPs generally consist of common units, subordinated units and preferred units, as described more fully below.

MLP Common Units. The common units of many MLPs are listed and traded on U.S. securities exchanges, including the New York Stock Exchange, Inc. (“NYSE”) and the National Association of Securities Dealers Automated Quotations System (“NASDAQ”). The Fund will purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions or PIPEs. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive a minimum quarterly distribution (“MQD”) from the issuer, and typically have a right, to the extent that an MLP fails to make a previous MQD, to recover in future distributions the amount by which the MQD was short (“arrearage rights”). Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference with respect to the remaining assets of the issuer over holders of subordinated units. MLPs issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.

MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. The Fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.

MLP Preferred Units. MLP preferred units are not typically listed or traded on an exchange. The Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. In most cases, holders of preferred units receive distributions that are either equal to the MQD, or set at a fixed rate that is above the MLP’s current distribution. Preferred units are senior in the capital structure to common units, but are subordinate to debt holders.

MLPs Structured as Limited Liability Companies

Some MLPs in which the Fund may invest have been organized as LLCs (“MLP LLCs”). Such MLP LLCs are generally treated in the same manner as MLPs organized as LPs for federal income tax purposes, and holders of common units issued by an MLP LLC have similar rights to holders of common units issued by an MLP structured as a LP. Consistent with its investment objective and policies, the Fund may invest in common units or other securities issued by MLP LLCs. In contrast to MLPs structured as LPs, MLP LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, MLP LLC common unitholders typically have voting rights with respect to the MLP LLC, whereas MLP common units have limited voting rights.

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MLPs Taxed as “C” Corporations

Some MLPs are organized as either LPs or LLCs, but are taxed as “C” corporations that are subject to corporate income tax to the extent they recognize taxable income. These MLPs are subject to U.S. federal income tax on their taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%) as well as state and local income taxes. Investments in MLPs that are taxed as “C” corporations may not offer the advantageous tax characteristics of investments in other MLP units.

MLP Affiliates and I-Units

The Fund may invest in equity and debt securities issued by affiliates of MLPs, including the general partners or managing members of MLPs and companies that own MLP general partner interests and are energy companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements.

I-Units. I-Units represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Units to purchase limited partnership interests in its affiliated MLP. I-Units have limited voting rights and are similar in that respect to MLP common units. I-Units differ from MLP common units primarily in that distributions are made in additional I-Units. Instead of receiving cash distributions, holders of I-Units will receive additional I-Units in an amount equal to the cash distributions received by common unit holders. I-Units are traded on the NYSE. Issuers of MLP I-Units are treated as corporations and not partnerships for tax purposes.

MLP General Partner or Managing Member Interests. The general partner or managing member interest in an MLP is typically retained by the original sponsor of the MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of its investment in the MLP. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the MLP’s governing agreement. In addition, holders of general partner interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the MLP’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Incentive distributions are designed to encourage the general partner to maximize the MLP’s cash flow and increase distributions to the limited partners. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than the holders of common units, but quarterly incentive distribution payments would also decline at a greater rate than quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution.

MLP Debt Securities

Debt securities issued by MLPs may include those rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB+ or lower by Standard & Poor’s Ratings Group (“S&P”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality). These securities are commonly called “high yield” or “junk” bonds. The Fund may invest in MLP debt securities without regard to credit quality or maturity. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.

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Non-MLP Equity Securities

The Fund may invest in equity securities, including common or ordinary stocks, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), preferred stock, convertible securities, investment companies (including other mutual funds or exchange-traded funds (“ETFs”)), and rights and warrants.

Non-MLP Debt Securities

The Fund may invest in non-MLP debt securities, including bonds, notes, debentures, commercial paper and other obligations to pay interest and repay principal, of other issuers, including U.S. and certain non-U.S. corporations, banks and other financial institutions and supranational entities. The Fund may invest in non-MLP debt securities rated below investment grade (that is, rated Ba or lower by Moody’s, BB+ or lower by S&P or comparably rated by another NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality). The Fund may invest in non-MLP debt securities without regard for their maturity.

Greenfield Projects

Greenfield projects are energy-related projects built by private joint ventures formed by energy companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets. The Fund may invest in the equity of greenfield projects and also may invest in the secured debt of greenfield projects. However, an investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. The Investment Adviser believes that this niche leverages the organizational and operating expertise of large, publicly traded companies and provides the Fund with the opportunity to earn higher returns. Greenfield projects involve less investment risk than typical private equity financing arrangements. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes in regulation occur during construction or the necessary permits are not secured prior to beginning construction.

Income Trusts

The Fund may invest in income trusts, including business trusts and royalty trusts. Income trusts are operating businesses that have been put into a trust. They pay out the bulk of their free cash flow to unit holders. The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions. These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date. These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.

Business Trusts. A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors. Business trusts may cover a broad range of industries and geographies, including public refrigerated warehousing, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing. Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest rate risks.

Royalty Trusts. A royalty trust typically controls an operating company which purchases oil and gas properties using the trust’s capital. The royalty trust then receives royalties and/or interest payments from its operating company, and distributes them as income to its unit holders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.

The Fund may invest in royalty trusts that are traded on stock exchanges. Royalty trusts are income trusts that own or control oil and gas operating companies. Royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unitholders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders,

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royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investment so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Corporate Debt Obligations

The Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Corporate debt obligations rated BBB or Baa are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. The price of corporate debt obligations will generally fluctuate in response to fluctuations in supply and demand for similarly rated securities. In addition, the price of corporate debt obligations will generally fluctuate in response to interest rate levels. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s net asset value (“NAV”).

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Because medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The Investment Adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions, operating history and current earnings trend. The Investment Adviser continually monitors the investments in the Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed. If after its purchase, a portfolio security is assigned a lower rating or ceases to be rated, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Commercial Paper and Other Short-Term Corporate Obligations

The Fund may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Variable and Floating Rate Securities

The interest rates payable on certain debt securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. Variable and floating rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. Moreover, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels, but they may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Custodial Receipts and Trust Certificates

The Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, municipal securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For purposes of certain securities laws, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate the Fund would typically be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the

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issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (the “IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Non-Investment Grade Securities

The Fund may invest in bonds rated BB+ or below by S&P or Ba1 or below by Moody’s or comparable rated and unrated securities. These bonds are commonly referred to as “junk bonds” and are considered speculative. The ability of issuers of non-investment grade securities to make principal and interest payments may be questionable because such issuers are often less creditworthy or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. Non-investment grade securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments. In some cases, non-investment grade securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment in investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor’s or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of non-investment grade securities may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investments in non-investment grade securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix A for a description of the corporate bond and preferred stock ratings by Standard & Poor’s, Moody’s, Fitch, Inc. (“Fitch”) and Dominion Bond Rating Service Limited (“DBRS”).

The market values of non-investment grade securities tend to reflect individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of non-investment grade securities that are highly leveraged may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected by economic downturns or their inability to meet specific projected business forecasts than would be the case for issuers of high-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for non-investment grade securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of non-investment grade securities is the supply and demand for similarly rated securities. In addition, the prices of investments fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s NAV.

The risk of loss from default for the holders of non-investment grade securities is significantly greater than is the case for holders of other debt securities because non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any

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anticipated income or appreciation is uncertain. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. The Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Fund in respect of accrued interest income on securities which are subsequently written off, even though the Fund has not received any cash payments of such interest.

The secondary market for non-investment grade securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities may not be as liquid as and may be more volatile than the secondary market for higher-rated securities. In addition, the trading volume for non-investment grade securities is generally lower than that of higher rated securities. The secondary market for non-investment grade securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments when needed to meet redemption requests or other liquidity needs. The Investment Adviser could find it difficult to sell these investments or may be able to sell the investments only at prices lower than if such investments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the NAV of the Fund. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the non-investment grade securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for non-investment grade securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

Non-investment grade securities also present risks based on payment expectations. Non-investment grade securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, the Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the Fund experiences net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of non-investment grade securities.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser’s credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trend. The Investment Adviser continually monitors the investments in the Fund’s portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed. If after its purchase, a portfolio security is assigned a lower rating or ceases to be rated, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on the Fund’s NAV to the extent it invests in such investments. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

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Futures Contracts and Options on Futures Contracts

The Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The futures contracts may be based on various securities, securities indices, foreign currencies and other financial instruments and indices.

The Fund may engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates or securities prices, or to otherwise manage its term structure, sector selection and duration of its fixed income securities holdings in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund intends to claim an exclusion from the definition of the term “commodity pool operator” under the CEA and, therefore, neither it nor the Investment Adviser is not currently subject to registration or regulation under the CEA with respect to the Fund.

Futures contracts and related options and swaps present the following risks:

•	While the Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.

•	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

•	The loss incurred by the Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.

•	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.

•	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.

•	Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•	Foreign exchanges may not provide the same protection as U.S. exchanges.

Futures contracts utilized by mutual funds and closed-end funds have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the “CFTC”) or on foreign exchanges. More recently, certain futures may also be traded either OTC or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either OTC or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC, or on foreign exchanges.

Neither the CFTC, National Futures Association (“NFA”), SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, as amended, the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, those persons may not have the protection of the U.S. securities laws.

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Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund will usually liquidate futures contracts on securities in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies Using Futures Contracts. When the Fund uses futures for hedging purposes, the Fund often seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that the Fund proposes to acquire) or the exchange rate of currencies in which portfolio securities are quoted or denominated. The Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for the Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

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The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund may engage in transactions in futures contracts and related options transactions. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate cash or liquid assets. The Fund may cover its transactions in futures contracts and related options through the segregation of cash or liquid assets or by other means, in any manner permitted by applicable law.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual equity or corporate fixed income securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The profitability of the Fund’s trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.

Options on Securities and Securities Indices

Writing Covered Options. The Fund may write (sell) covered call and put options on any securities in which it may invest or any securities index consisting of securities in which it may invest. The Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the OTC market. A call option written by the Fund obligates that Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, the Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by the Fund as the seller of the call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding or the Fund will use the other methods described below. The Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if, depending upon the type of put option, either (i) the option is exercised at any time on or before the expiration date or (ii) the option is exercised on the expiration date. All put options written by the Fund would be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In the case of a call option, the option is “covered” if the Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if the Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount

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of the difference. A put option is also covered if the Fund holds a put on the same instrument as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. The Fund may also cover options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the securities in the case of a call option. Segregated cash or liquid assets may be quoted or denominated in any currency.

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. The Fund may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option, or the exercise price in the case of a put option, or by owning offsetting options as described above.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under OTC options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Purchasing Options. The Fund may purchase put and call options on any securities in which it may invest or any securities index comprised of securities in which it may invest. The Fund may also enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

The Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease, in the market value of securities or other instruments of the type in which it may invest (“protective puts”). The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or other instruments at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

The Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see “Writing Covered Options” above.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

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Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events will not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.

The Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded OTC with broker-dealers who make markets in these options. The ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by the Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase the Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Risks Related to the Fund’s Clearing Broker and Central Clearing Counterparty. The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in separate secure accounts all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and cleared swaps and segregate any such funds. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested in certain instruments permitted under applicable regulations. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances and to varying degrees for swaps and futures and options contracts, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, for both cleared swaps and futures and options contracts, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for the relevant account class.

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Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing broker are also held in an omnibus account, but CFTC rules require that the clearing broker notify the clearing organization of the amount of the initial margin provided by the clearing broker to the clearing organization that is attributable to each customer.

With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account of a clearing member at the clearing organization to satisfy payment obligations to the clearing organization of a defaulting customer of the clearing member that also defaults on its payment obligations to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing brokers generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer, the Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Real Estate Investment Trusts

The Fund may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

REITs are subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. Investing in REITs also involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Preferred Stock, Warrants and Stock Purchase Rights

The Fund may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

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Warrants and rights are options that entitle the holder to buy equity securities at a specific price for a specific period of time. The Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Securities

The Fund may invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Fund’s Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging countries.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect the Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Fund may be subject to currency exposure independent of its securities positions. To the extent that the Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign OTC markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to

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achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Fund’s assets are uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

The Fund may invest in foreign securities which take the form of sponsored and unsponsored ADRs, GDRs, EDRs or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. OTC market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

As described more fully below, the Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See “Investing in Emerging Countries,” below.

Investing in Europe. The Fund may operate in euros and/ or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union, in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that the Fund has invested in.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced, and continue to face, budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

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Investing in Canada. The Fund may invest in issuers located in Canada or that have significant exposure to the Canadian economy. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources, and therefore the Canadian economy is very dependent on the supply and demand for natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on the economy of the United States as the United States is Canada’s largest trading partner and foreign investor. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. Past periodic demands by the Province of Quebec for sovereignty have also significantly affected equity valuations and foreign currency movements in the Canadian market.

Investing in Emerging Countries. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Custodial and/or settlement systems in emerging markets countries may not be fully developed. To the extent the Fund invests in emerging markets, Fund assets that are traded in such markets and which have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign

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persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Fund may seek investment opportunities within former “Eastern bloc” countries. Most of these countries had a centrally planned, socialist economy for a substantial period of time. The governments of many of these countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many of these countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of these countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of these countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund would be indirectly subject to those risks.

Index Swaps, Interest Rate Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars

The Fund may enter into index, interest rate, credit and total return swaps for both hedging purposes and to seek to increase total return. As examples, the Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases

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and/or sales of instruments in other markets, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way. The Fund may also enter into interest rate caps, floors and collars. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.

In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular security, or in a “basket” of securities representing a particular index. Bilateral swap agreements are two party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. The Fund posts initial and variation margin by making payments to its clearing member FCMs.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Credit swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security, or pool of securities. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than incurred in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility may be possible in the way swap transactions are structured. However, generally the Fund will enter into interest rate, total return, credit and index swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit and index swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit and index swaps is normally limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to a bilateral swap agreement defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

As a result of new rules adopted by the CFTC and SEC in 2012, certain standardized swaps are currently subject to mandatory central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by the Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront

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or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional amount) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the protection buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional amount it pays to the buyer, resulting in a loss of value to the Fund.

To the extent that the Fund’s exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by identifying on its books cash or liquid assets or is covered by other means in accordance with SEC guidance, the Fund and the Investment Adviser believe that the transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into bilateral transactions involving swaps, caps, floors or collars unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto (with respect to bilateral swap transactions) is considered to be investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of swaps, swaptions and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Investment Adviser is incorrect in its forecasts of market values, credit quality and interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

In addition, these transactions can involve greater risks than if the Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if the Fund invests in cleared swaps. Because bilateral swap agreements are two party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Adviser, under the supervision of the Board of Trustees (the “Board”), is responsible for determining and monitoring the liquidity of the Fund’s transactions in swaps, swaptions, caps, floors and collars.

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Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps.

Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund. To the extent that the Fund holds a convertible security, or a security that is otherwise converted or exchanged for common stock (e.g., as a result of a restructuring), the Fund may, consistent with its investment objective, hold such common stock in its portfolio.

In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of the Fund’s investment policies.

Forward Contracts

Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. For example, this technique would allow the Fund to “lock in” the U.S. dollar price of the security.

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Forward contracts may also be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. There may be, however, an imperfect correlation between the Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for nonhedging purposes to pursue the Fund’s investment objective, such as when the Fund’s Investment Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s portfolio. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Investment Adviser due to unusually high trading volume, political intervention or other factors. Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Adviser would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, the Fund will be exposed to credit risks with regard to counterparties with whom they trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund.

Equity Swaps

The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s exposure, the Fund and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

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The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. The Fund’s ability to enter into certain swap transactions may be limited by tax considerations.

When-Issued Securities and Forward Commitments

The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions. For purposes of determining the Fund’s duration, the maturity of when-issued or forward commitment securities for fixed-rate obligations will be calculated from the commitment date. The Fund is generally required to identify on its books, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies

The Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Pooled Investment Vehicles

The Fund may invest in securities of pooled investment vehicles, including other investment companies, ETFs and ETNs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by pooled investment vehicles in which it invests, in addition to the management fees (and other expenses) paid by the Fund. The Fund’s investments in pooled investment vehicles are subject to statutory limitations prescribed by the 1940 Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Fund) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs.

The Fund may purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.

ETFs are pooled investment vehicles issuing shares which are traded like traditional equity securities on a stock exchange. An ETF represents a portfolio of securities or other assets, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any pooled investment vehicle, carries the risks of its underlying securities or other assets. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other pooled investment vehicles, are traded on an exchange, ETFs are subject to the

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following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

ETNs

ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks, brokers and dealers which furnish collateral at least equal in value or market price to the amount of its repurchase obligations. These repurchase agreements may involve foreign government securities. A repurchase agreement is an arrangement under which the Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price for the duration of the agreement. Custody of the securities is maintained by the Fund’s custodian (or sub-custodian). The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

For purposes of the 1940 Act, and generally for tax purposes, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in value of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

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Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. Reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations with respect to its transactions in reverse repurchase agreements. As a result of such segregation, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act and the Fund’s use of leverage through reverse repurchase agreements will not be limited by the 1940 Act. However, the Fund’s use of leverage through reverse repurchase agreements will be considered to be financial leverage for purposes of determining compliance with the Fund’s maximum overall leverage levels approved by the Board. The Fund’s use of leverage through reverse repurchase agreements may be further limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

With respect to any reverse repurchase agreement or similar transaction, the Fund’s Managed Assets shall include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

Short Sales

The Fund may engage in short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

The Fund may use short sales, consistent with its investment objective, to gain exposure to the MLP market in various circumstances, including among others when the Investment Adviser determines that a specific MLP investment may be facing deteriorating fundamentals that could result in lower growth or the potential for lower distributions.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

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Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

Short Sales Against the Box. The Fund may engage in short sales against the box. As noted above, a short sale is made by selling a security the seller does not own. A short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. The Fund may enter into a short sale against the box, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Restricted Securities

The Fund may purchase securities and other financial instruments that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the Securities Act of 1933, as amended (the “1933 Act”), including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act.

The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Non-Diversified Status

The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. Because the Fund does not intend to be taxed as a regulated investment company under Subchapter M of the Code, the Fund will not be subject to the diversification requirements applicable to regulated investment companies.

Temporary Investments

The Fund may, for temporary defensive purposes (and to the extent it is permitted to invest in the following), invest up to 100% of its total assets in: U.S. Government Securities; commercial paper rated at least A-2 by Standard & Poor’s , P-2 by Moody’s or having a comparable rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality); certificates of deposit; bankers’ acceptances; repurchase agreements; non-convertible preferred stocks and non-convertible corporate bonds with a remaining

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maturity of less than one year; ETFs and other investment companies; cash items; or any other than fixed income securities that the Investment Adviser considers consistent with this strategy. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Portfolio Turnover

The Fund may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity securities, or for other reasons. As a result of active management, it is anticipated that the portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings and cash requirements for redemption of shares. High portfolio turnover may result in the Fund’s recognition of gains (losses) that will increase (decrease) the Fund’s tax liability and thereby impact the amount of the Fund’s after-tax distributions. In addition, high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as taxable dividends for federal income tax purposes. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

Special Note Regarding Market Events

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Fund’s investments. It is uncertain how long these conditions will continue.

The instability in the financial markets led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state, and foreign governments, regulatory agencies, and self -regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Fund as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a “majority” of the outstanding voting securities means the lesser of the vote of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Fund.

For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. In applying fundamental investment restriction number (1) below to derivative transactions or instruments, including, without limitation, futures, swaps, forwards, options and structured notes, the Fund will look to the industry of the reference asset(s) and not to the counterparty or issuer. With respect to the Fund’s fundamental investment restriction number (2) below, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

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Fundamental Investment Restrictions

As a matter of fundamental policy, the Fund may not:

(1)	Invest 25% or more of its Managed Assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities); except that the Fund will invest more than 25% of its Managed Assets in companies conducting their principal business in industries within the energy sector;

(2)	Borrow money, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction;

The following interpretation applies to, but is not part of, this fundamental policy:

In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

(3)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law, and (d) loans to affiliates of the Fund to the extent permitted by law;

(4)	Underwrite securities issued by others, except to the extent that the [purchase or] sale of portfolio securities by the Fund may be deemed to be an underwriting;

(5)	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities or instruments that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of real estate investment trusts and mortgage-related securities, and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

(6)	Invest in physical commodities, except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity;

(7)	Issue senior securities to the extent such issuance would violate applicable law.

In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by the Fund.

The Fund may not invest in companies for the purpose of exercising control or management.

For purposes of the Fund’s industry concentration policy, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law.

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TRUSTEES AND OFFICERS

The Board of Trustees is responsible for the overall management of the Fund, including the supervision of the operations of the Fund and the duties performed by the Investment Adviser and performs the various duties imposed on trustees of investment companies by the 1940 Act and under Delaware law. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Board is currently composed of four Independent Trustees and one Interested Trustee.

The Board has established two standing committees – an Audit Committee and a Nominating Committee. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “STANDING BOARD COMMITTEES,” below.

Trustees of the Fund

Information pertaining to the Trustees of the Fund as of [—] is set forth below.

Independent Trustees

[To come]

Interested Trustees

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
William E. Zitelli Age: 45	Initial Trustee	Since 2014	General Counsel of CBRE Clarion Securities LLC (since 2007), Chief Compliance Officer of CBRE Clarion Securities LLC (2007-2010)	1	None

The Board has concluded that, based on each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria. In addition, the Board has taken into account the actual service, commitment and participation of each Trustee during his tenure in concluding that each Trustee should continue to serve. Information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should continue to serve as a trustee of the Trust, is as follows:

[To come]

Officers of the Fund

Information pertaining to the officers of the Fund as of [—] is set forth below.

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Officers of the Fund

Name, Age And Address	Position(s) Held With the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
T. Ritson Ferguson Age: 54	President and Chief Executive Officer	Since 2014	Chief Executive Officer and Co-Chief Investment Officer of CBRE Clarion Securities LLC

Jonathan A. Blome Age: 36	Chief Financial Officer	Since 2014	Chief Financial Officer and Director of Operations of CBRE Clarion Securities LLC (since 2011); Director and Head of Operations of CBRE Clarion Securities LLC (since 2010); Senior Vice President of CBRE Clarion Securities LLC (2005-2010)

Standing Board Committees

Audit Committee. The Fund has an audit committee, established in accordance with Section 3(a)(58)(A) of the Exchange Act, composed of Independent Trustees who are “independent” as that term is defined in the NYSE’s listing standards pertaining to closed-end funds and as defined in the 1940 Act. The Audit Committee is charged with (i) oversight of the Fund’s financial statements and the independent audit thereof; and (ii) selecting and evaluating a firm of independent accountants for the Fund and reviewing accounting matters with the accountants. The Audit Committee is governed by a written charter.

Nominating Committee. The Trust has a Nominating Committee, which performs the functions set forth in the Fund’s Nominating Committee Charter. The Nominating Committee is composed of all of the Fund’s Independent Trustees.

As part of its duties, the Nominating Committee nominates individuals for Independent Trustee membership on the Board. The Nominating Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing, which must include the following information:

•	The name of the shareholder and evidence of the person’s ownership of shares of the Fund, including the number of shares owned and the length of time of ownership; and

•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee of the Fund and the nominee’s consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board.

The shareholder recommendation and related information described above must be sent to the Fund’s Secretary, c/o the Investment Adviser at 201 King of Prussia Road, Suite 600, Radnor, Pennsylvania 19087 and must be received by the Secretary no less than 120 days prior to the anniversary date of the Trust’s most recent annual meeting of shareholders. The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Fund. The Nominating Committee also seeks to have the Board represent a diversity of backgrounds and experience. The Fund does not pay any third party a fee to assist in the process of identifying and evaluating candidates.

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Risk Management

The Fund is subject to investment, compliance and operational risks, among others. Like most investment companies, the day-to-day business of the Fund, including the management of risk, is performed by third party service providers, such as the Investment Adviser and the Fund’s administrator. The Trustees are responsible for overseeing the Fund’s service providers and, accordingly, oversee their respective risk management practices, as applicable to the Fund. Each service provider has its own risk management practices, and its policies and methods of risk management may differ from the Fund’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Investment Adviser is responsible for the mitigation of investment risk within the parameters of the Trust’s investment objectives, strategies and guidelines. The Investment Adviser provides a detailed report on investment performance at each quarterly Board meeting. Among other things, the Board also reviews information about the Trust’s investments, including portfolio holdings, investment performance and the factors impacting performance during the period.

Compliance risk derives from the failure (or perceived failure) to comply with laws, regulations or standards. Under the guidance of its Chief Compliance Officer, the Fund maintains a comprehensive compliance program designed to ensure compliance with laws applicable to its business, thereby mitigating compliance risk. The Fund’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and, at least annually, provides the Board with a report reviewing the adequacy and effectiveness of the Fund’s policies and procedures and those of its service providers, including the Investment Adviser and the Fund’s administrator. The report addresses the operation of the policies and procedures of the Fund and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Fund’s administrator and custodian provide the Fund with reports detailing their respective operating controls and procedures. The Fund’s officers review those reports in the context of the Fund’s day-to-day operations, preparation of financial reports and compliance with applicable regulations. The officers provide the Board with summary reports relating to operational controls and procedures. The Trustees also receive reports directly from the administrator, relating to matters such as valuation, financial reporting and portfolio compliance, and from the custodian, relating to the Fund’s custody arrangements. The Investment Adviser provides the Trustees with a quarterly report on fair valuation, and the Trustees approve the valuation of such securities.

Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Fund as of.

[To come]

As of the date of this SAI, the Fund has not commenced operations, and therefore the Trustees and Officers of the Fund did not own any of the outstanding shares of the Fund.

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Board Compensation

[To come]

Miscellaneous

Codes of Ethics. The Fund and its Investment Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics establish procedures for personal investing and restricts certain transactions. Employees subject to the codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund. These codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. These codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C. 20549-0102.

Control Persons and Principal Holders of Securities. Prior to the offering, [—] will purchase Common Shares from the Fund in an amount sufficient to satisfy the Fund’s net worth requirements under Section 14(a) of the 1940 Act. At that time, [—] will own 100% of the outstanding Common Shares. [—] may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares.

MANAGEMENT SERVICES

As stated in the Fund’s Prospectus, CBRE Clarion Securities LLC (“CBRE Clarion” or the “Investment Adviser”), 201 King of Prussia Road, Radnor, Pennsylvania 19087, serves as the Investment Adviser to the Fund pursuant to a Management Agreement. See “Management of the Fund” in the Fund’s Prospectus for a description of the Investment Adviser’s duties to the Fund. As of [—], CBRE Clarion had approximately $[—] in assets under management. CBRE Clarion is an indirect majority-owned subsidiary of CBRE Group, Inc. (“CBRE Group”), a Fortune 500 and S&P 500 company headquartered in Los Angeles, California. CBRE Group is the world’s largest commercial real estate services firm (in terms of 2012 revenue), offering strategic advice and execution for property sales and leasing; corporate services; property, facilities and project management; mortgage banking; appraisal and valuation; development services; investment management; and research and consulting. The principal business address of CBRE Group is 400 S. Hope Street, 25th Floor, Los Angeles, California 90071. CBRE Clarion is part of CBRE Global Investors, the independently-operated real estate investment management business unit of CBRE Group. CBRE Global Investors’ assets under management totaled approximately $[—] as of [—].

The Fund’s management agreement (the “Management Agreement”) provides that CBRE Clarion, in its capacity as Investment Adviser, may render similar services to others so long as the services under the Management Agreement are not impaired thereby. The Fund’s Management Agreement was approved by the Trustees of the Fund, including a majority of the Trustees of the Fund who are not parties to such agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto (the “non-interested Trustees”) on [—] . A discussion regarding the Trustees’ basis for approving the Management Agreement for the Fund will be available in the Fund’s annual report for the period ending [—]. The Management Agreement was last approved by the initial sole shareholder of the Fund prior to the Fund’s commencement of operations.

The Management Agreement will remain in effect for two years, and will continue in effect with respect to the Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Fund, and (ii) the vote of a majority of the non-interested Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval.

The Management Agreement will terminate automatically if assigned (as defined in the 1940 Act). The Management Agreement is also terminable at any time without penalty by the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Investment Adviser or by the Investment Adviser on 60 days’ written notice to the Fund.

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Pursuant to the Management Agreement, the Investment Adviser is entitled to receive a monthly management fee at an annual rate equal to [—] % of the average daily value of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Investment Team Information

The following tables disclose other accounts within each type of category listed below for which the members of the investment team are jointly and primarily responsible for day to day portfolio management, as of [—] , unless otherwise noted.

For each member of the investment team listed below, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector in which the manage. There are multiple members of the investment team involved with each account.

T. Ritson Ferguson

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies
Pooled Investment Vehicles Other than Registered Investment Companies
Other Accounts
Jeremy Anagnos
	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies
Pooled Investment Vehicles Other than Registered Investment Companies
Other Accounts
Hinds Howard
	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies
Pooled Investment Vehicles Other than Registered Investment Companies
Other Accounts

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Conflicts of Interest. A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

The Investment Adviser recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Portfolio Managers — Compensation

There are three pieces of compensation for portfolio managers – base salary, annual bonus and deferred compensation awards. Base salary is reviewed annually and fixed for each year at market competitive levels. Variable bonus and deferred compensation awards are made annually and are based upon individual achievement, over each annual period, of performance objectives established at the beginning of the period. Portfolio managers’ objectives include targets for gross performance above specific benchmarks for all portfolios they manage, including the Fund. With respect to the Fund, such benchmarks include the [—]. Compensation is not based on the level of Fund assets.

Portfolio Managers — Portfolio Managers’ Ownership of Shares of the Fund

The Fund was not in operation prior to the date of this SAI. Consequently, the portfolio managers own no securities issued by the Fund.

Expenses

The Fund is responsible for the payment of certain of its expenses, including without limitation: (i) the fees payable to the Investment Adviser; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers’ commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal, auditing or accounting expenses (vi) loan commitment fees; distribution fees; interest; taxes or governmental fees; (vii) the fees and expenses of the administrator, transfer and dividend disbursing agent of the

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Fund; (viii) the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, sale or repurchase of Shares of the Fund, including expenses of conducting tender or repurchase offers for purposes of repurchasing Shares; (ix) the cost of fidelity, Trustees and officers and errors and omissions insurance; (x) the expenses of and fees for registering or qualifying Shares for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (xi) the fees and expenses of Trustees of the Fund who are not affiliated with you; (xii) communications expenses with respect to investor services and all expenses of shareholder and Trustees meetings and of preparing and distributing prospectuses and statements of additional information, proxy statements, reports and notices to shareholders, the SEC and other regulatory authorities; (xiii) the fees or disbursements of custodians of the Fund’s assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Fund insofar as they govern agreements with any such custodian; (xiv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (xv) if you are deemed to be a “commodity pool operator” with respect to the Fund, the out-of-pocket costs incurred by you in connection with your preparation or revision of the Fund’s disclosure documents and periodic reports to shareholders in order to comply with the CEA and/or the rules adopted by the CFTC thereunder; (xvi) costs of stationery; (xvii) website costs; or (xviii) the fees and expenses involved in listing on any exchange where the capital stock will trade.

Fees and expenses borne by the Fund relating to legal counsel, registering shares of the Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. The Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by the Fund’s custodian.

The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of fees and/or assume certain expenses of the Fund, which would have the effect of lowering the Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

Such reductions or limits, if any, are calculated monthly on a cumulative basis during the Fund’s fiscal year. The Investment Adviser may not terminate the arrangements prior to the second anniversary of the effective date of the Management Agreement without the approval of the Board.

Fund Accounting Agent

[—] will provide certain fund accounting services to the Fund pursuant to a Fund Accounting Agreement (the “Fund Accounting Agreement”). Pursuant to the Fund Accounting Agreement, [—] will provide the Fund with, among other things, customary fund accounting services, including computing the Fund’s NAV and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Fund with regulatory filings, tax compliance and other oversight activities.

Transfer and Plan Agent

[—] serves as the Fund’s Transfer and Plan Agent with respect to the Common Shares.

Custodian and Sub-Custodians

[—] serves as the custodian of the Fund’s portfolio securities and cash. [—] may appoint domestic and foreign sub-custodians and use depositories from time to time to hold certain securities and other instruments purchased by the Fund in foreign countries and to hold cash and currencies for the Fund.

Independent Registered Public Accounting Firm

[—], has been appointed the Fund’s independent registered public accounting firm. In addition to audit services, [—] prepares the Fund’s federal and state tax returns and provides assistance on certain non-audit matters.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Fund’s Board, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Fund will generally purchase securities on a stock exchange effected through brokers who charge a commission for their services. The Fund may also invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes an undisclosed dealer commission markup. In certain instances, the Fund may make purchases of securities through underwritten offerings which generally include in the price a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s).

As a fiduciary, the Investment Adviser has an obligation to seek “best execution” of clients’ transactions under the circumstances of the particular transaction. In doing so, the Investment Adviser will consider the full range and quality of a broker’s services in placing brokerage. The Investment Adviser believes that the determinative factor for best execution on securities transactions is not the lowest possible commission cost but whether the transaction represents the best qualitative execution for the client account. Factors for determining best execution on securities transactions include: the price itself; price improvement opportunities across markets; likelihood of execution; accessibility of competing systems and costs; confidentiality of transactions; and the size of the order to be executed. The Investment Adviser’s Best Execution Committee oversees the execution quality of securities. The Best Execution Committee consists of portfolio manager, the Investment Adviser’s Chief Operating Officer, the Head of Operations, and the Head Trader; the Chief Compliance Officer serves as an advisor to the Committee. The Best Execution Committee meets quarterly to analyze brokers and review the firm’s securities trading capabilities Securities broker are ranked each quarter by the Investment Adviser’s investment analysts, traders and trade settlement personnel based on criteria, such as: trading execution; commissions charged; quality of research; syndicate importance and sales/service coverage by the institutional sales staff.

Additionally, the Best Execution Committee evaluates comparative trade data and analysis on securities transactions provided by a third-party. This quarterly evaluation and ranking system provides the basis for determining the selection of broker-dealers. The Best Execution Committee also reviews the allocation of commissions among broker-dealers to ensure that the brokers providing better execution are receiving proportionate allocations of commissions.

In compliance with Section 28(e) of the Securities Exchange Act of 1934 regarding soft dollars, the Investment Adviser may receive certain research and/or brokerage services from brokers executing client transactions. In a soft dollar arrangement, an investment adviser receives credit from a brokerage firm based on the commissions paid by the adviser’s clients. The adviser uses these credits to pay for research and brokerage products and services, which may be provided by the broker or a third party. Soft dollar arrangements can create an incentive for an adviser to use a broker based on an interest in receiving research and other products or services, rather than the client’s interest in receiving the most favorable execution.

As described before, the Investment Adviser uses its best efforts to seek best execution of client transactions. In selecting a broker-dealer for a particular transaction when more than one is capable of providing best execution, the Investment Adviser may consider the provision of research and/or brokerage services as one of the determining factors. By selecting a soft dollar broker, client accounts may be charged commissions greater than the amount another broker-dealer may charge, but within the range approved by the Best Execution Committee.

In general, the Investment Adviser receives a limited amount of research and/or brokerage services through soft dollar arrangements. Research and/or brokerage services obtained with soft dollars may include:

•	Market data, including stock quotes, last sale prices, and trading volumes (such as Bloomberg, exchange data); index and benchmark data; economic data , and credit data, trends, and market conditions; company research reports, including company financial data; financial, industry, and economic publications (including trade magazines and technical journals) with specialized coverage of the real estate markets and related securities; and discussions with research analysts and meetings with corporate executives.

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•	Advice from broker-dealers (or from execution management systems) regarding order execution, including advice on trading strategies, market color, and liquidity.

•	Portfolio modeling, analytics, and monitoring software, including capabilities within portfolio management and trading systems used for pre-trade and post-trade analytics (such as FactSet, Advent Moxy, and Portware).

•	Order management, execution management, and routing systems to effect securities transactions, including those to facilitate trade clearing, settlement, matching, confirmation, and affirmation (such as Moxy, Portware, Omgeo, CTM, BBH Infomediary); and connectivity and communications lines with broker and other relevant parties to place and complete trades (such as Tradeweb).

Research and broker products and services received through soft dollar arrangements assist the Investment Team with making and executing investment decisions. Not all clients’ transactions generate soft dollar credits. Therefore, it is possible that some of the brokerage and/or research services received may benefit client accounts other than those accounts whose transactions generate the soft dollar credits.

Research and/or brokerage products and services obtained with soft dollars are evaluated by the Best Execution Committee and the Compliance department at least annually. The Investment Adviser makes a good faith determination that the commissions charged by a soft dollar broker-dealer are reasonable in light of the value of the research and/or brokerage services provided. As part of best execution, the Investment Adviser makes a good faith effort to allocate the generation of soft dollar credits across client accounts fairly.

Certain research and/or brokerage products and services obtained with soft dollars may be used for purposes beyond simply research or brokerage (these are considered “mixed-use”). Any mixed-use products or services are evaluated to make a good faith determination regarding the appropriate proportion of the cost to be paid using soft dollars. The balance is paid by the Investment Adviser out of its own funds, sometimes called “hard dollars.” This determination has an inherent conflict of interest, in that the Investment Adviser will use its own funds to cover the hard dollar cost portion for mixed-use products or services. The Compliance department evaluates the good faith allocations of mixed-use services at least annually.

Since the Fund is newly-organized, it did not pay brokerage commissions during the last three fiscal years.

SHARES OF THE FUND

Common Shares

The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.001 per share and, subject to the rights of the holders of Preferred Shares, if any, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and nonassessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Board in their sole discretion) or rights to cumulative voting.

The Fund intends to apply to list the Common Shares on the NYSE, under the symbol [•]. The Fund intends to hold annual meetings of shareholders so long as annual meetings are required by the 1940 Act, applicable regulations or requirements of the NYSE or other exchange on which Common Shares are listed.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and during other

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periods have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Shareholder and Trustee Liability. Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Fund. Similarly, Delaware law provides that a series of the Fund will not be liable for the debts or obligations of any other series of the Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of the Fund or any series may bring a derivative action on behalf of the Fund only if the following conditions, among others, are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund shall join in the request for the Trustees to commence such action; and (b) prior to the commencement of such derivative action, the complaining shareholders must have made a written demand that the Trustees cause the Fund to file the action on behalf of the Fund. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees shall not have any liability to the Fund, any series or class, any shareholder or any person; provided that nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Preferred Shares

The Declaration of Trust provides that the Fund’s Board may authorize and issue Preferred Shares with rights as determined by the Board, by action of the Board without the approval of the holders of the Fund’s common shareholders. Common shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund currently has the ability to issue Preferred Shares representing up to 50% of the Fund’s total assets (less the Fund’s obligations under senior securities representing indebtedness). Under the 1940 Act, the Fund is not permitted to issue Preferred Shares if, immediately after such issuance, the liquidation value of the Fund’s outstanding Preferred Shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Fund’s assets must be at least 200% of the liquidation value of its outstanding Preferred Shares). In addition, the Fund would not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value. The terms of any Preferred Shares will be determined by the Board, subject to applicable law and the Declaration of Trust. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to common shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

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Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the Trustees of the Fund at any time that two years of dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Shares; and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board presently intends that, except as otherwise indicated in the Prospectus or the SAI and except as otherwise required by applicable law or the Declaration of Trust, holders of Preferred Shares will have equal voting rights with common shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with common shareholders as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that: (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase Preferred Shares; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce any leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Declaration of Trust. The Board, without the approval of the common shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

NET ASSET VALUE

In accordance with procedures adopted by the Trustees of the Fund, the NAV per Common Share of the Fund is calculated by subtracting the Fund’s liabilities (including accrued expenses, dividends payable and any borrowings of the Fund), and the liquidation value of any outstanding Preferred Shares of the Fund from the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares of the Fund outstanding.

All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. Eastern time) or such other time as the New York Stock Exchange or NASDAQ market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the at the statutory federal income tax rate (currently a maximum rate of 35%) (“Corporate Tax Rate”), as well as state and local income taxes. In calculating the Fund’s NAV, the Fund will, among other things, account for its current taxes and deferred tax liability and/or asset balances. The Fund may accrue a deferred income tax liability balance at the Corporate Tax

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Rate, plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. The Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

Portfolio securities of the Fund for which market quotations are readily available are valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on NASDAQ will be valued at the last sale price, or the official closing price, on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Fund’s net asset value, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the net asset value is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under sections (i) or (ii) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Investment Adviser to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board; (iv) fixed income securities, with the exception of short term securities with remaining maturities of 60 days or less, will be valued using evaluated prices provided by a recognized pricing service (e.g., Interactive Data Corp., Reuters, etc.) or dealer-supplied quotations; (v) fixed income securities for which accurate market quotations are not readily available are valued by the Investment Adviser based on valuation models that take into account various factors such as spread and daily yield changes on government or other securities in the appropriate market (i.e. matrix pricing); (vi) short-term fixed income securities with a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined to approximate fair value; (vii) investments in open-end registered investment companies (excluding investments in ETFs) are valued based on the NAV of those registered investment companies (which may use fair value pricing as discussed in their prospectus); and (viii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board.

Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on OTC markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Fund’s NAVs are not calculated. The calculation of the Fund’s NAV does not take place contemporaneously with the determination of the prices of certain of the portfolio securities held in the Fund’s portfolio.

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In general, fair value represents a good faith approximation of the current value of an asset and may be used when there is no public market or possibly no market at all for an asset. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The fair value of an asset may not be the price at which that asset is ultimately sold.

Deferred tax assets may constitute a relatively high percentage of the Fund’s net asset value. Any valuation allowance required against such deferred tax assets or future adjustments to it may reduce the Fund’s deferred tax assets and could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

REPURCHASE OF SHARES

The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Board may consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce a market discount.

Notwithstanding the foregoing, at any time when the Fund has Preferred Shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of any outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from NAV will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund’s status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

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The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in the Fund’s shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s net assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Common Shares trade below NAV, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAXATION

The following is a general summary of certain U.S. federal income tax considerations affecting the Fund and investors in the Fund. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances or to investors who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, REITs, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, S corporations, individual retirement accounts, certain tax-deferred accounts or foreign investors.

Unless otherwise noted, this discussion assumes that you are a U.S. Shareholder and that you hold Fund shares as capital assets. For purposes of this summary, a “U.S. Shareholder” means a beneficial owner of the Fund’s shares that, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S., (ii) a corporation or other entity taxable as a corporation created in or organized under the laws of the U.S. or any state of the U.S., (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. If a partnership holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their own tax advisors.

The following discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date of this Prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding any matter discussed in this prospectus. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or your investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax information set out below.

Tax matters are complicated, and the tax consequences of an investment in and holding of the Fund’s shares will depend on the particular facts of each investor’s situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local or foreign tax consequences to you before making an investment in the Fund’s shares.

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Federal Income Taxation of the Fund

Although the Code generally provides that a regulated investment company does not pay an entity-level income tax, provided that it distributes all or substantially all of its income, the Fund does not meet current tests for qualification as a regulated investment company under Subchapter M of the Code because of the fact that most or substantially all of the Fund’s investments will consist of investments in certain MLPs intended to be treated as partnerships for federal income tax purposes. The regulated investment company tax rules therefore do not apply to the Fund or to its shareholders. As a result, the Fund is treated as a corporation for federal and state income tax purposes, and will pay federal and state income tax on its taxable income.

The Fund invests primarily in MLPs, which generally are intended to be treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income or loss in computing the Fund’s taxable income or loss, regardless of the extent (if any) to which the MLPs make distributions. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. Past performance is not necessarily an indication of future results and there is no assurance that the Investment Adviser’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized and cash distributions are less than the taxable income allocated to the Fund, there may be greater tax expense borne by the Fund and less cash available to distribute to shareholders or to pay to expenses.

The Fund will be subject to U.S. federal income tax at the regular corporate income tax rates on the Fund’s share of any taxable income from its investment in MLPs and on gain recognized by the Fund on any sale of equity securities of an MLP. As explained above, cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities of an MLP.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income. Such items may increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Federal Income Taxation of Holders of the Fund’s Shares — U.S. Shareholders

Receipt of Distributions. Distributions made to you by the Fund will generally constitute taxable dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund intends to invest, the Fund anticipates that the distributed cash from the MLPs generally will exceed the Fund’s share of the MLPs’ taxable income. Consequently, the Fund anticipates that only a portion of the Fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund’s current and accumulated earnings and profits, your basis in the Fund’s shares with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain.

Because the Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the Fund’s earnings and profits. For example, the Fund’s earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income for such year.

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Distributions to you from the Fund treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but are generally expected to be treated as “qualified dividend income” to eligible taxpayers. Qualified dividend income received by individuals and other noncorporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%, or, for certain high income individuals, 20%. For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.

In addition to constituting qualified dividend income to noncorporate investors, such dividends are expected to be eligible for the dividends received deduction available to corporate shareholders of the Fund under Section 243 of the Code. However, corporate shareholders of the Fund should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) a corporate shareholder of the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in shares of the Fund is financed with indebtedness. Corporate shareholders of the Fund should consult their own tax advisors regarding the application of these limitations to their particular situations.

If you participate in the Fund’s automatic Dividend Reinvestment Plan, upon the Fund’s payment of a dividend to you, you will be treated for federal income tax purposes as receiving a taxable distribution from the Fund in an amount equal to (i) if newly issued shares are issued under the Dividend Reinvestment Plan, the fair market value of the shares issued to you under the plan or (ii) if reinvestment is made through open-market purchases under the Dividend Reinvestment Plan, the amount of cash allocated to the shareholder for the purchase of shares on its behalf on the open market. The portion of such a distribution that is treated as dividend income will be determined under the rules described above.

Sales of Shares. Upon a sale of your shares to a third party, you generally will recognize capital gain or loss equal to the difference between the cost of your shares and the amount you receive when you sell them. Any such capital gain or loss will be a long-term capital gain or loss if you held the shares for more than one year at the time of disposition. Long-term capital gains of noncorporate shareholders of the Fund (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15%, or, for certain high income individuals, 20%. The deductibility of capital losses for both corporate and non-corporate shareholders of the Fund is subject to limitations under the Code.

Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI. Because the Fund is a corporation for federal income tax purposes, an owner of the Fund’s shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or redemption of the Fund’s shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired. Similarly, the income and gain realized from an investment in the Fund’s shares by an investor that is a regulated investment company will constitute qualifying income for the regulated investment company.

Foreign, State and Local Taxes. It is possible that the Fund may be liable for foreign, state and local taxes payable in the country, state or locality in which it is a resident or doing business or in a country, state or locality in which an MLP in which the Fund invests conducts or is deemed to conduct business.

Medicare Tax. An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

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Cost Basis Reporting. Recent legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a C corporation such as the Fund, to the Internal Revenue Service and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

You should consult your own tax advisor about federal, state and local tax consequences in light of your particular tax situation.

Federal Income Taxation of Holders of the Fund’s Shares — Non-U.S. Shareholders

For purposes of this summary, the term ‘‘Non-U.S. Shareholder’’ means a beneficial owner of the Fund’s shares that is not a U.S. Shareholder.

Dividends to Non-U.S. Shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% on dividends unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder.

Any capital gain realized by a Non-U.S. Shareholder upon a sale of shares of the Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the Common Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. A Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of shares become, a U.S. real property holding corporation. If the Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Common Shares are regularly traded on an established securities market (such as the NYSE), only a Non-U.S. Shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the Fund’s Common Shares will be subject to U.S. federal income tax on the disposition of Common Shares.

Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of shares of the Fund.

Non-U.S. Shareholders of a Fund may also be subject to U.S. estate tax with respect to their shares of the Fund.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Each Non-U.S. Shareholder should consult his, her or its own tax advisor regarding the U.S. and non-U.S. tax consequences of ownership of the Fund’s shares and receipt of distributions from the Fund.

Backup Withholding

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, W-8BEN or other applicable form. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines

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that your TIN is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 28%.

PROXY VOTING

The Fund has delegated the voting of portfolio securities to the Investment Adviser. For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser will generally vote proxies in accordance with its proxy voting policy and procedures, attached as Appendix B (the “Guidelines”). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, [—] will be available on or through the Fund’s website at [—] and on the SEC’s website at www.sec.gov.

OTHER INFORMATION

Miscellaneous

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

The Fund currently intends to publish on the Investment Adviser’s website ([—]) the Fund’s ten largest portfolio holdings as of the end of each calendar month subject to a ten calendar day lag between the date of the information and the date on which the information is disclosed.

Corporate Actions

From time to time, the issuer of a security held in the Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that the Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of the Fund’s investment portfolio. In cases where the Fund or its Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether the Fund will participate in that corporate action. If the Fund or its Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Fund’s investment portfolio.

FINANCIAL STATEMENTS

[To come]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[To come]

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1” – A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” – A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” – A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-3” category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” – Short-term debt rated “R-4” is speculative. “R-4” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-4” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-term debt rated “R-5” is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated “R-5” may have challenges that if not corrected, could lead to default.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “RR1” (outstanding).

“CCC” – For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “RR2” (superior), or “RR3” (good) or “RR4” (average).

“CC” – For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “RR4” (average) or “RR5” (below average).

“C” – For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “RR6” (poor).

“RD” – Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” – Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

[To Come]

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements:

Part A: Not applicable, as the CBRE Clarion MLP Select Income Opportunities Fund (the “Registrant” or the “Fund”) has not yet commenced operations.

Part B: Financial Statements of the Registrant to be filed by amendment.

(2)	Exhibits:

(a)(1)	Registrant’s Certificate of Trust, as filed with the State of Delaware on February 24, 2014, is filed herewith.

(a)(2)	Registrant’s Declaration of Trust to be filed by amendment.

(b)	Registrant’s Bylaws to be filed by amendment.

(c)	Not applicable.

(d)	Not applicable.

(e)	Dividend Reinvestment Plan to be filed by amendment.

(f)	Not applicable.

(g)	Investment Management Agreement between the Registrant and CBRE Clarion Securities LLC to be filed by amendment.

(h)(1)	Underwriting Agreement to be filed by amendment.

(h)(2)	Broker-Dealer Agreement(s) to be filed by amendment.

(h)(3)	Offering Participation Agreement to be filed by amendment.

(i)	Not applicable.

(j)	Custodian Agreement to be filed by amendment.

(k)(1)	Transfer Agency Agreement to be filed by amendment.

(k)(2)	Administration Agreement to be filed by amendment.

(k)(3)	Fund Accounting Agreement to be filed by amendment.

(l)	Opinion and consent of counsel, Bingham McCutchen LLP, to be filed by amendment.

(m)	Not applicable.

(n)	Consent of independent registered public accountants to be filed by amendment.

(o)	Not applicable.

(p)	Subscription Agreement to be filed by amendment.

(q)	Not applicable.

(r)(1)	Code of Ethics of the Registrant to be filed by amendment.

(r)(2)	Code of Ethics of CBRE Clarion Securities LLC to be filed by amendment.

(s)	Powers of Attorney to be filed by amendment.

Item 26.	Marketing Arrangements

Reference is made to the Underwriting Agreement to be filed as Exhibit (h)(1) to this Registration Statement.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement: [To be completed by amendment].

Registration Fees	$[—]
Federal Taxes	$[—]
State Taxes and Fees	$[—]
Trustees’ and Transfer Agent’s Fees	$[—]
Cost of Printing and Engraving	$[—]
Rating Agency Fees	$[—]
Legal and Accounting Fees	$[—]
Total	$[—]

Item 28.	Persons Controlled by or under Common Control with the Registrant

None.

Item 29.	Number of Holders of Shares

The Fund has not yet commenced operations and, therefore, has no record holders of shares to report.

Item 30.	Indemnification

To be completed by amendment.

Item 31.	Business and Other Connections of Investment Adviser

The information in the Statement of Additional Information under the caption “Management - Trustees and Officers” is incorporated by reference.

Item 32.	Location of Accounts and Records

The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, c/o CBRE Clarion Securities LLC, 201 King of Prussia Road, Suite 600, Radnor, Pennsylvania 19087.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.

The Registrant hereby undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

(a)

for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)

for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, and Commonwealth of Pennsylvania, on the 14th day of March, 2014.

CBRE CLARION MLP SELECT INCOME OPPORTUNITIES FUND

/s/ William E. Zitelli
William E. Zitelli
Initial Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ William E. Zitelli William E. Zitelli	Initial Trustee	March 14, 2014

/s/ T. Ritson Ferguson T. Ritson Ferguson	Chief Executive Officer (principal executive officer)	March 14, 2014

/s/ Jonathan A. Blome Jonathan A. Blome	Chief Financial Officer (principal financial and accounting officer)	March 14, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit

EX-99.A1	Certificate of Trust of the Registrant, as filed with the State of Delaware on February 24, 2014